Exhibit 99.2

First Quarter

Financial Supplement

March 31, 2015

METLIFE

NOTE TO FINANCIAL SUPPLEMENT

As used in this Quarterly Financial Supplement (“QFS”), “MetLife,” “we” and “our” refer to MetLife, Inc., a Delaware corporation incorporated in 1999, its subsidiaries and affiliates.

This QFS includes certain operating and statistical measures, such as sales and product spreads, among others, to provide supplemental data regarding the performance of our current business. Operating earnings is the measure of segment profit or loss we use to evaluate segment performance and allocate resources. Consistent with accounting principles generally accepted in the United States of America (“GAAP”) accounting guidance for segment reporting, operating earnings is our measure of segment performance. Operating earnings is also a measure by which senior management’s and many other employees’ performance is evaluated for the purposes of determining their compensation under applicable compensation plans.

Operating earnings is defined as operating revenues less operating expenses, both net of income tax. Operating earnings available to common shareholders is defined as operating earnings less preferred stock dividends.

Operating revenues and operating expenses exclude results of discontinued operations and other businesses that have been or will be sold or exited by MetLife (“Divested businesses”). Operating revenues also excludes net investment gains (losses) (“NIGL”) and net derivative gains (losses) (“NDGL”). Operating expenses also excludes goodwill impairments.

The following additional adjustments are made to GAAP revenues, in the line items indicated, in calculating operating revenues:

•

Universal life and investment-type product policy fees excludes the amortization of unearned revenue related to NIGL and NDGL (“Unearned revenue adjustments”) and certain variable annuity guaranteed minimum income benefits (“GMIB”) fees (“GMIB fees”);

•

Net investment income: (i) includes amounts for scheduled periodic settlement payments and amortization of premium on derivatives that are hedges of investments or that are used to replicate certain investments, but do not qualify for hedge accounting treatment (“Investment hedge adjustments”), (ii) includes income from discontinued real estate operations, (iii) excludes post-tax operating earnings adjustments relating to insurance joint ventures accounted for under the equity method (“Operating joint venture adjustments”), (iv) excludes certain amounts related to contractholder-directed unit-linked investments (“Unit-linked contract income”), and (v) excludes certain amounts related to securitization entities that are variable interest entities (“VIEs”) consolidated under GAAP (“Securitization entities income”); and

•	Other revenues are adjusted for settlements of foreign currency earnings hedges.
The following additional adjustments are made to GAAP expenses, in the line items indicated, in calculating operating expenses:
•

Policyholder benefits and claims and policyholder dividends excludes: (i) changes in the policyholder dividend obligation related to NIGL and NDGL (“PDO adjustments”), (ii) inflation-indexed benefit adjustments associated with contracts backed by inflation-indexed investments and amounts associated with periodic crediting rate adjustments based on the total return of a contractually referenced pool of assets and other pass through adjustments (“Inflation adjustments and pass through adjustments”), (iii) benefits and hedging costs related to GMIBs (“GMIB costs”), and (iv) market value adjustments associated with surrenders or terminations of contracts (“Market value adjustments”);

•

Interest credited to policyholder account balances includes adjustments for scheduled periodic settlement payments and amortization of premium on derivatives that are hedges of policyholder account balances but do not qualify for hedge accounting treatment (“PAB hedge adjustments”) and excludes amounts related to net investment income earned on contractholder-directed unit-linked investments (“Unit-linked contract costs”);

•

Amortization of deferred policy acquisition costs (“DAC”) and value of business acquired (“VOBA”) excludes amounts related to: (i) NIGL and NDGL, (ii) GMIB fees and GMIB costs, and (iii) Market value adjustments;

•	Amortization of negative VOBA excludes amounts related to Market value adjustments;
•	Interest expense on debt excludes certain amounts related to securitization entities that are VIEs consolidated under GAAP (“Securitization entities debt expense”); and
•

Other expenses excludes costs related to: (i) noncontrolling interests, (ii) implementation of new insurance regulatory requirements (“Regulatory implementation costs”), and (iii) acquisition and integration costs.

Operating earnings also excludes the recognition of certain contingent assets and liabilities that could not be recognized at acquisition or adjusted for during the measurement period under GAAP business combination accounting guidance. In addition to the tax impact of the adjustments mentioned above, provision for income tax (expense) benefit also includes the impact related to the timing of certain tax credits, as well as certain tax reforms.

MetLife, Inc.’s tangible common stockholders’ equity is defined as MetLife, Inc.’s common stockholders’ equity, excluding the net unrealized investment gains (losses) and defined benefit plans adjustment components of accumulated other comprehensive income (loss) (“AOCI”) and is also reduced by the impact of goodwill, value of distribution agreements (“VODA”) and value of customer relationships acquired (“VOCRA”), all net of income tax. MetLife, Inc.’s common stockholders’ equity, excluding AOCI, other than foreign currency translation adjustments (“FCTA”), is defined as MetLife, Inc.’s common stockholders’ equity, excluding the net unrealized investment gains (losses) and defined benefit plans adjustment components of AOCI, net of income tax.

We believe the presentation of operating earnings and operating earnings available to common shareholders as we measure it for management purposes enhances the understanding of our performance by highlighting the results of operations and the underlying profitability drivers of our business. Operating revenues, operating expenses, operating earnings, operating earnings available to common shareholders, operating earnings available to common shareholders per diluted common share, investment portfolio gains (losses) and derivative gains (losses) should not be viewed as substitutes for the following financial measures calculated in accordance with GAAP: GAAP revenues, GAAP expenses, income (loss) from continuing operations, net of income tax, net income (loss) available to MetLife, Inc.’s common shareholders, net income (loss) available to MetLife, Inc.’s common shareholders per diluted common share, net investment gains (losses) and net derivative gains (losses), respectively. MetLife, Inc.’s tangible common stockholders’ equity and MetLife, Inc.’s common stockholders’ equity, excluding AOCI, other than FCTA, should not be viewed as substitutes for total MetLife, Inc.’s stockholders’ equity calculated in accordance with GAAP. Reconciliations of these measures to the most directly comparable GAAP measures are included in this QFS, including in the Appendix, and in our earnings press release dated May 6, 2015, for the period ended March 31, 2015, which is available at www.metlife.com.

In addition, the following are return on equity definitions:

•

Operating return on MetLife, Inc.’s tangible common stockholders’ equity - operating earnings available to common shareholders, excluding amortization of VODA and VOCRA, net of income tax, divided by MetLife, Inc.’s average tangible common stockholders’ equity.

•

Operating return on MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTA - operating earnings available to common shareholders divided by MetLife, Inc.’s average common stockholders’ equity, excluding AOCI other than FCTA.

•	Operating return on MetLife, Inc.’s common stockholders’ equity - operating earnings available to common shareholders divided by MetLife, Inc.’s average common stockholders’ equity.
•

Return on MetLife, Inc.’s tangible common stockholders’ equity - net income (loss) available to MetLife, Inc.’s common shareholders, excluding goodwill impairment and amortization of VODA and VOCRA, net of income tax, divided by MetLife, Inc.’s average tangible common stockholders’ equity.

•

Return on MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTA - net income (loss) available to MetLife, Inc.’s common shareholders divided by MetLife, Inc.’s average common stockholders’ equity, excluding AOCI other than FCTA.

•	Return on MetLife, Inc.’s common stockholders’ equity - net income (loss) available to MetLife, Inc.’s common shareholders divided by MetLife, Inc.’s average common stockholders’ equity.
Please see Page nine for information on allocated equity.

METLIFE CORPORATE OVERVIEW
	For the Three Months Ended
Unaudited (In millions, except per share data)	March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2014	March 31, 2015

Operating earnings available to common shareholders	$1,562	$1,590	$1,825	$1,583	$1,638
Preferred stock dividends	30	31	30	31	30
Operating earnings	1,592	1,621	1,855	1,614	1,668
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses) (1)	(411)	(125)	109	230	286
Net derivative gains (losses)	343	311	478	185	821
Goodwill impairment	-	-	-	-	-
Other adjustments to continuing operations	(302)	(475)	(146)	(453)	(310)
Provision for income tax (expense) benefit	120	44	(202)	(49)	(302)
Income (loss) from continuing operations, net of income tax	1,342	1,376	2,094	1,527	2,163
Income (loss) from discontinued operations, net of income tax	(3)	-	-	-	-
Net income (loss)	1,339	1,376	2,094	1,527	2,163
Less: Net income (loss) attributable to noncontrolling interests	11	10	-	6	5
Net income (loss) attributable to MetLife, Inc.	1,328	1,366	2,094	1,521	2,158
Less: Preferred stock dividends	30	31	30	31	30
Net income (loss) available to MetLife, Inc.’s common shareholders	$1,298	$1,335	$2,064	$1,490	$2,128

Operating earnings available to common shareholders per common share - diluted	$1.37	$1.39	$1.60	$1.38	$1.44
Net investment gains (losses)	(0.36)	(0.11)	0.10	0.20	0.25
Net derivative gains (losses)	0.30	0.27	0.42	0.16	0.72
Goodwill impairment	-	-	-	-	-
Other adjustments to continuing operations	(0.27)	(0.41)	(0.13)	(0.39)	(0.27)
Provision for income tax (expense) benefit	0.11	0.04	(0.18)	(0.04)	(0.27)
Discontinued operations, net of income tax	-	-	-	-	-
Less: Net income (loss) attributable to noncontrolling interests	0.01	0.01	-	0.01	-
Net income (loss) available to MetLife, Inc.’s common shareholders per common share - diluted	$1.14	$1.17	$1.81	$1.30	$1.87

	For the Three Months Ended
Unaudited (In millions, except per share data)	March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2014	March 31, 2015

Notable items impacting operating earnings available to common shareholders:
Variable investment income, as compared to plan	$63	$11	$62	$-	$-
Catastrophe experience and prior year development, net	-	(21)	38	16	(16)
Actuarial assumption review and other insurance adjustments	-	56	16	5	-
Litigation reserves & settlement costs	(57)	-	-	(117)	-
Tax adjustments	-	-	(9)	27	-
Total notable items (2)	$6	$46	$107	$(69)	$(16)

Notable items impacting operating earnings available to common shareholders per common share - diluted:
Variable investment income, as compared to plan	$0.06	$0.01	$0.05	$-	$-
Catastrophe experience and prior year development, net	$-	$(0.02)	$0.03	$0.01	$(0.01)
Actuarial assumption review and other insurance adjustments	$-	$0.05	$0.01	$-	$-
Litigation reserves & settlement costs	$(0.05)	$-	$-	$(0.10)	$-
Tax adjustments	$-	$-	$(0.01)	$0.02	$-
Total notable items (2)	$0.01	$0.04	$0.09	$(0.06)	$(0.01)

	For the Three Months Ended
Unaudited (In millions)	March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2014	March 31, 2015

Weighted average common shares outstanding - diluted	1,140.5	1,142.3	1,141.0	1,147.3	1,135.8

(1)         The three months ended March 31, 2014 and June 30, 2014 include a pre-tax net investment loss of $495 million and $138 million, respectively, related to the sale of MetLife, Inc.’s wholly-owned subsidiary, MetLife Assurance Limited.

(2)         Notable items represent a positive (negative) impact to operating earnings available to common shareholders and operating earnings available to common shareholders per common share - diluted. The per share data for each notable item is calculated on a stand alone basis and may not sum to total notable items.

METLIFE CORPORATE OVERVIEW (CONTINUED)
Unaudited	March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2014	March 31, 2015

Book value per common share, excluding AOCI other than FCTA (1)	$47.70	$48.60	$49.69	$49.53	$50.45
Book value per common share - tangible common stockholders’ equity (excludes AOCI other than FCTA) (1)	$37.76	$38.69	$39.95	$40.36	$41.32
Book value per common share (1)	$56.65	$59.96	$61.44	$61.85	$64.37

	For the Three Months Ended
Unaudited	March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2014	March 31, 2015
Operating return on MetLife, Inc.’s (2):
Common stockholders’ equity, excluding AOCI other than FCTA	11.7%	11.7%	13.2%	11.3%	11.7%
Tangible common stockholders’ equity (excludes AOCI other than FCTA) (3)	15.0%	14.9%	16.7%	14.1%	14.4%
Common stockholders’ equity	10.1%	9.7%	10.7%	9.1%	9.2%

Return on MetLife, Inc.’s (2):
Common stockholders’ equity, excluding AOCI other than FCTA	9.8%	9.9%	15.0%	10.7%	15.2%
Tangible common stockholders’ equity (excludes AOCI other than FCTA) (3)	12.5%	12.5%	18.8%	13.3%	18.7%
Common stockholders’ equity	8.4%	8.1%	12.1%	8.6%	12.0%

	For the Three Months Ended
Unaudited (In millions)	March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2014	March 31, 2015

Common shares outstanding, beginning of period	1,122.0	1,124.8	1,126.6	1,119.1	1,131.9
Share repurchases (4)	-	-	(8.1)	(10.7)	(19.9)
Newly issued shares	2.8	1.8	0.6	23.5	2.3
Common shares outstanding, end of period	1,124.8	1,126.6	1,119.1	1,131.9	1,114.3

Weighted average common shares outstanding - basic	1,126.9	1,128.0	1,125.1	1,135.8	1,125.7
Dilutive effect of stock purchase contracts underlying common equity units	3.4	3.8	4.6	-	-
Dilutive effect of the exercise or issuance of stock-based awards	10.2	10.5	11.3	11.5	10.1
Weighted average common shares outstanding - diluted	1,140.5	1,142.3	1,141.0	1,147.3	1,135.8

MetLife Policyholder Trust Shares	188.4	185.7	183.6	180.5	178.3

(1)         Calculated using common shares outstanding, end of period.

(2)         Annualized using quarter-to-date results. See page A-4 for the operating return on MetLife, Inc.’s common stockholders’ equity and return on MetLife, Inc.’s common stockholders’ equity for the year ended December 31, 2014.

(3)         Operating earnings available to common shareholders and net income available to common shareholders, used to calculate returns on tangible equity, exclude the impact of amortization of VODA and VOCRA, net of income tax.

(4)         For the three months ended June 30, 2014, the number of shares repurchased was less than 100,000 shares. There were no shares repurchased for the three months ended March 31, 2014.

METLIFE CONSOLIDATED BALANCE SHEETS
Unaudited (In millions)	March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2014	March 31, 2015

ASSETS
Investments:
Fixed maturity securities available-for-sale, at estimated fair value	$355,069	$367,056	$368,070	$365,425	$366,275
Equity securities available-for-sale, at estimated fair value	3,693	3,863	3,689	3,631	3,713
Fair value option and trading securities, at estimated fair value (1)	17,494	17,831	17,246	16,689	16,471
Mortgage loans	57,139	57,223	58,038	60,118	62,409
Policy loans	11,762	11,785	11,756	11,618	11,606
Real estate and real estate joint ventures	9,930	10,101	10,393	10,525	10,310
Other limited partnership interests	7,819	7,964	8,214	8,085	8,074
Short-term investments, principally at estimated fair value	13,908	12,366	12,240	8,621	14,130
Other invested assets, principally at estimated fair value	16,433	17,116	17,905	21,283	23,763
Total investments	493,247	505,305	507,551	505,995	516,751
Cash and cash equivalents, principally at estimated fair value (1)	8,573	7,393	8,783	10,808	8,127
Accrued investment income	4,446	4,234	4,380	4,120	4,298
Premiums, reinsurance and other receivables	23,031	23,730	23,814	22,244	24,190
Deferred policy acquisition costs and value of business acquired	26,352	25,915	25,503	24,442	24,003
Goodwill	10,433	10,430	10,216	9,872	9,717
Other assets	8,387	9,136	8,900	7,862	7,980
Separate account assets	316,434	324,977	319,480	316,994	324,724
Total assets	$890,903	$911,120	$908,627	$902,337	$919,790

LIABILITIES AND EQUITY
Liabilities
Future policy benefits	$189,970	$189,675	$189,282	$189,586	$191,217
Policyholder account balances	209,498	213,799	215,226	209,294	206,591
Other policy-related balances	15,369	15,361	15,026	14,422	14,586
Policyholder dividends payable	656	682	710	684	677
Policyholder dividend obligation	2,463	2,986	2,825	3,155	3,483
Payables for collateral under securities loaned and other transactions	32,469	33,187	33,776	35,326	37,312
Short-term debt	100	100	100	100	100
Long-term debt (1)	16,793	16,783	16,389	16,286	17,714
Collateral financing arrangements	4,196	4,196	4,196	4,196	4,196
Junior subordinated debt securities	3,193	3,193	3,193	3,193	3,193
Current income tax payable	239	232	293	184	243
Deferred income tax liability	8,906	10,453	11,357	11,821	13,305
Other liabilities	24,178	25,214	25,373	24,437	28,040
Separate account liabilities	316,434	324,977	319,480	316,994	324,724
Total liabilities	824,464	840,838	837,226	829,678	845,381

Redeemable noncontrolling interests in partially-owned consolidated subsidiaries	107	108	102	99	95

Equity
Preferred stock, at par value	1	1	1	1	1
Common stock, at par value	11	11	11	12	12
Additional paid-in capital	29,384	29,438	29,488	30,543	30,632
Retained earnings	28,319	29,259	30,928	32,020	33,754
Treasury stock, at cost	(172)	(176)	(615)	(1,172)	(2,158)
Accumulated other comprehensive income (loss)	8,215	11,058	10,992	10,649	11,529
Total MetLife, Inc.’s stockholders’ equity	65,758	69,591	70,805	72,053	73,770
Noncontrolling interests	574	583	494	507	544
Total equity	66,332	70,174	71,299	72,560	74,314
Total liabilities and equity	$890,903	$911,120	$908,627	$902,337	$919,790

(1)         At March 31, 2014, June 30, 2014, September 30, 2014, December 31, 2014 and March 31, 2015, $1,159 million, $656 million, $331 million, $295 million and $287 million, respectively, of assets and $996 million, $505 million, $186 million, $151 million and $143 million, respectively, of liabilities related to certain securitization entities that are required to be consolidated under GAAP are included. See Pages 29 and 30, note 3, for the amounts by asset category.

METLIFE CONSOLIDATED STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended
Unaudited (In millions)	March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2014	March 31, 2015

OPERATING REVENUES
Premiums	$9,217	$9,853	$9,685	$10,267	$9,253
Universal life and investment-type product policy fees	2,323	2,360	2,522	2,336	2,294
Net investment income	5,085	5,095	5,193	5,111	4,982
Other revenues	491	493	518	531	503
Total operating revenues	17,116	17,801	17,918	18,245	17,032

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	9,373	9,964	9,854	10,287	9,447
Interest credited to policyholder account balances	1,401	1,425	1,426	1,409	1,331
Capitalization of DAC	(1,046)	(1,031)	(1,071)	(1,034)	(968)
Amortization of DAC and VOBA	1,050	1,025	999	953	953
Amortization of negative VOBA	(103)	(99)	(96)	(98)	(90)
Interest expense on debt	294	299	292	293	297
Other expenses	3,951	3,979	4,003	4,321	3,800
Total operating expenses	14,920	15,562	15,407	16,131	14,770

Operating earnings before provision for income tax	2,196	2,239	2,511	2,114	2,262
Provision for income tax expense (benefit)	604	618	656	500	594
Operating earnings	1,592	1,621	1,855	1,614	1,668
Preferred stock dividends	30	31	30	31	30
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$1,562	$1,590	$1,825	$1,583	$1,638

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$1,592	$1,621	$1,855	$1,614	$1,668
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses) (1)	(411)	(125)	109	230	286
Net derivative gains (losses)	343	311	478	185	821
Premiums	2	20	18	5	-
Universal life and investment-type product policy fees	98	98	106	103	100
Net investment income	(50)	164	217	338	479
Other revenues	(13)	(3)	-	13	(8)
Policyholder benefits and claims and policyholder dividends	(254)	(421)	(5)	(320)	(149)
Interest credited to policyholder account balances	(68)	(284)	(391)	(539)	(664)
Capitalization of DAC	-	1	-	-	-
Amortization of DAC and VOBA	(8)	(37)	(55)	(5)	(72)
Amortization of negative VOBA	12	12	11	11	10
Interest expense on debt	(18)	(13)	(3)	(4)	(1)
Other expenses	(3)	(12)	(44)	(55)	(5)
Goodwill impairment	-	-	-	-	-
Provision for income tax (expense) benefit	120	44	(202)	(49)	(302)
Income (loss) from continuing operations, net of income tax	1,342	1,376	2,094	1,527	2,163
Income (loss) from discontinued operations, net of income tax	(3)	-	-	-	-
Net income (loss)	1,339	1,376	2,094	1,527	2,163
Less: Net income (loss) attributable to noncontrolling interests	11	10	-	6	5
Net income (loss) attributable to MetLife, Inc.	1,328	1,366	2,094	1,521	2,158
Less: Preferred stock dividends	30	31	30	31	30
Net income (loss) available to MetLife, Inc.’s common shareholders	$1,298	$1,335	$2,064	$1,490	$2,128

Total Operating Premiums, Fees and Other Revenues	$12,031	$12,706	$12,725	$13,134	$12,050

(1)          The three months ended March 31, 2014 and June 30, 2014 include a pre-tax net investment loss of $495 million and $138 million, respectively, related to the sale of MetLife, Inc.’s wholly-owned subsidiary, MetLife Assurance Limited.

METLIFE CONSOLIDATING STATEMENT OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended March 31, 2015
Unaudited (In millions)	Consolidated	Americas	Asia	EMEA	Corporate & Other

OPERATING REVENUES
Premiums	$9,253	$6,983	$1,752	$508	$10
Universal life and investment-type product policy fees	2,294	1,772	397	102	23
Net investment income	4,982	4,106	684	83	109
Other revenues	503	445	28	10	20
Total operating revenues	17,032	13,306	2,861	703	162

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	9,447	7,856	1,340	239	12
Interest credited to policyholder account balances	1,331	958	337	30	6
Capitalization of DAC	(968)	(400)	(435)	(133)	-
Amortization of DAC and VOBA	953	499	326	128	-
Amortization of negative VOBA	(90)	-	(86)	(4)	-
Interest expense on debt	297	-	-	-	297
Other expenses	3,800	2,389	904	362	145
Total operating expenses	14,770	11,302	2,386	622	460

Operating earnings before provision for income tax	2,262	2,004	475	81	(298)
Provision for income tax expense (benefit)	594	623	148	11	(188)
Operating earnings	1,668	1,381	327	70	(110)
Preferred stock dividends	30	-	-	-	30
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$1,638	$1,381	$327	$70	$(140)

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$1,668	$1,381	$327	$70	$(110)
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	286	274	68	3	(59)
Net derivative gains (losses)	821	577	18	1	225
Premiums	-	-	-	-	-
Universal life and investment-type product policy fees	100	96	6	(2)	-
Net investment income	479	(185)	129	531	4
Other revenues	(8)	-	(8)	-	-
Policyholder benefits and claims and policyholder dividends	(149)	(100)	(49)	-	-
Interest credited to policyholder account balances	(664)	(20)	(131)	(513)	-
Capitalization of DAC	-	-	-	-	-
Amortization of DAC and VOBA	(72)	(62)	(12)	2	-
Amortization of negative VOBA	10	-	10	-	-
Interest expense on debt	(1)	-	-	-	(1)
Other expenses	(5)	3	-	1	(9)
Goodwill impairment	-	-	-	-	-
Provision for income tax (expense) benefit	(302)	(205)	(10)	(26)	(61)
Income (loss) from continuing operations, net of income tax	2,163	1,759	348	67	(11)
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-
Net income (loss)	2,163	1,759	348	67	(11)
Less: Net income (loss) attributable to noncontrolling interests	5	3	-	2	-
Net income (loss) attributable to MetLife, Inc.	2,158	1,756	348	65	(11)
Less: Preferred stock dividends	30	-	-	-	30
Net income (loss) available to MetLife, Inc.’s common shareholders	$2,128	$1,756	$348	$65	$(41)

Total Operating Premiums, Fees and Other Revenues	$12,050	$9,200	$2,177	$620	$53

METLIFE CONSOLIDATING STATEMENT OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended March 31, 2014
Unaudited (In millions)	Consolidated	Americas	Asia	EMEA	Corporate & Other

OPERATING REVENUES
Premiums	$9,217	$6,710	$1,890	$597	$20
Universal life and investment-type product policy fees	2,323	1,792	389	109	33
Net investment income	5,085	4,129	700	107	149
Other revenues	491	427	27	16	21
Total operating revenues	17,116	13,058	3,006	829	223

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	9,373	7,692	1,397	261	23
Interest credited to policyholder account balances	1,401	971	387	34	9
Capitalization of DAC	(1,046)	(376)	(494)	(176)	-
Amortization of DAC and VOBA	1,050	548	338	164	-
Amortization of negative VOBA	(103)	-	(94)	(9)	-
Interest expense on debt	294	2	-	-	292
Other expenses	3,951	2,321	991	464	175
Total operating expenses	14,920	11,158	2,525	738	499

Operating earnings before provision for income tax	2,196	1,900	481	91	(276)
Provision for income tax expense (benefit)	604	576	148	20	(140)
Operating earnings	1,592	1,324	333	71	(136)
Preferred stock dividends	30	-	-	-	30
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$1,562	$1,324	$333	$71	$(166)

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$1,592	$1,324	$333	$71	$(136)
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses) (1)	(411)	(517)	157	(9)	(42)
Net derivative gains (losses)	343	286	(7)	38	26
Premiums	2	(1)	-	3	-
Universal life and investment-type product policy fees	98	95	-	3	-
Net investment income	(50)	(113)	(35)	87	11
Other revenues	(13)	-	(13)	-	-
Policyholder benefits and claims and policyholder dividends	(254)	(234)	(18)	(2)	-
Interest credited to policyholder account balances	(68)	(17)	35	(86)	-
Capitalization of DAC	-	-	-	-	-
Amortization of DAC and VOBA	(8)	(5)	1	(4)	-
Amortization of negative VOBA	12	-	12	-	-
Interest expense on debt	(18)	-	-	-	(18)
Other expenses	(3)	-	6	(2)	(7)
Goodwill impairment	-	-	-	-	-
Provision for income tax (expense) benefit	120	169	(41)	(13)	5
Income (loss) from continuing operations, net of income tax	1,342	987	430	86	(161)
Income (loss) from discontinued operations, net of income tax	(3)	(3)	-	-	-
Net income (loss)	1,339	984	430	86	(161)
Less: Net income (loss) attributable to noncontrolling interests	11	5	6	-	-
Net income (loss) attributable to MetLife, Inc.	1,328	979	424	86	(161)
Less: Preferred stock dividends	30	-	-	-	30
Net income (loss) available to MetLife, Inc.’s common shareholders	$1,298	$979	$424	$86	$(191)

Total Operating Premiums, Fees and Other Revenues	$12,031	$8,929	$2,306	$722	$74
(1) Consolidated and Americas results include a pre-tax net investment loss of $495 million related to the sale of MetLife, Inc.’s wholly-owned subsidiary, MetLife Assurance Limited.

METLIFE

SUMMARY OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS, AND OPERATING RETURN ON ALLOCATED EQUITY AND ALLOCATED TANGIBLE EQUITY

SUMMARY OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS (1)

	For the Three Months Ended
Unaudited (In millions)	March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2014	March 31, 2015

AMERICAS
RETAIL
Life & Other	$255	$266	$365	$333	$203
Annuities	381	411	420	385	450
RETAIL	636	677	785	718	653
GROUP, VOLUNTARY & WORKSITE BENEFITS	190	209	241	238	228
CORPORATE BENEFIT FUNDING	340	363	395	360	369
LATIN AMERICA	158	136	122	152	131
AMERICAS	$1,324	$1,385	$1,543	$1,468	$1,381
ASIA	333	324	310	340	327
EMEA	71	72	78	64	70
CORPORATE & OTHER	(166)	(191)	(106)	(289)	(140)
METLIFE TOTAL	$1,562	$1,590	$1,825	$1,583	$1,638

OPERATING RETURN ON ALLOCATED EQUITY (2), (3), (4), (5):
	For the Three Months Ended
Unaudited	March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2014	March 31, 2015

AMERICAS
RETAIL
Life & Other	11.6%	12.1%	16.6%	15.1%	9.0%
Annuities	12.9%	13.9%	14.2%	13.0%	14.4%
GROUP, VOLUNTARY & WORKSITE BENEFITS	13.2%	14.5%	16.7%	16.5%	14.2%
CORPORATE BENEFIT FUNDING	18.5%	19.8%	21.5%	19.6%	19.1%
LATIN AMERICA	17.4%	15.0%	13.5%	16.8%	15.1%
AMERICAS	14.2%	14.8%	16.5%	15.7%	14.1%
ASIA	11.4%	11.1%	10.6%	11.6%	11.4%
EMEA	8.2%	8.3%	9.0%	7.4%	8.4%

OPERATING RETURN ON ALLOCATED TANGIBLE EQUITY (2), (3), (6):
	For the Three Months Ended
Unaudited	March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2014	March 31, 2015

AMERICAS	16.1%	16.9%	18.8%	17.9%	15.9%
ASIA	19.7%	19.2%	18.3%	20.1%	19.6%
EMEA	15.7%	16.1%	17.2%	14.2%	15.4%

(1)          A reconciliation of operating earnings to income (loss) from continuing operations, net of income tax, for each segment and Corporate & Other appears in the QFS as follows: (i) Retail, Page 10, (ii) Group, Voluntary & Worksite Benefits, Page 16, (iii) Corporate Benefit Funding, Page 19, (iv) Latin America, Page 22, (v) Asia, Page 24, (vi) EMEA, Page 26, and (vii) Corporate & Other, Page 28. A consolidated reconciliation of operating earnings to income (loss) from continuing operations, net of income tax, appears on Page 6.

(2)          Annualized using quarter-to-date results.

(3)          Allocated equity is defined as the portion of MetLife, Inc.’s common stockholders’ equity that management allocates to each of its segments and sub-segments based on local capital requirements and economic capital. Economic capital is an internally developed risk capital model, the purpose of which is to measure the risk in the business and to provide a basis upon which capital is deployed. MetLife management periodically reviews this model to ensure that it remains consistent with emerging industry practice standards and the local capital requirements; allocated equity may be adjusted if warranted by such review.

(4)          Allocated equity excludes the impact of AOCI, other than FCTA.

(5)          Operating return on allocated equity is defined as operating earnings available to common shareholders divided by allocated equity. See Page A-5 for the return on allocated equity for the periods presented.

(6)          Operating return on allocated tangible equity is defined as operating earnings available to common shareholders, excluding amortization of VODA and VOCRA, net of income tax, divided by allocated tangible equity. See Page A-5 for the return on allocated tangible equity for the periods presented.

AMERICAS RETAIL STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2014	March 31, 2015	March 31, 2014	March 31, 2015

OPERATING REVENUES
Premiums	$1,724	$1,812	$1,869	$1,875	$1,749	$1,724	$1,749
Universal life and investment-type product policy fees	1,247	1,256	1,311	1,260	1,236	1,247	1,236
Net investment income	1,994	1,947	1,965	1,981	1,980	1,994	1,980
Other revenues	245	265	275	274	251	245	251
Total operating revenues	5,210	5,280	5,420	5,390	5,216	5,210	5,216

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	2,407	2,438	2,555	2,451	2,449	2,407	2,449
Interest credited to policyholder account balances	555	561	567	562	542	555	542
Capitalization of DAC	(234)	(249)	(239)	(247)	(247)	(234)	(247)
Amortization of DAC and VOBA	429	378	335	373	375	429	375
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	(1)	2	(1)	-	(1)
Other expenses	1,142	1,181	1,163	1,225	1,176	1,142	1,176
Total operating expenses	4,299	4,309	4,380	4,366	4,294	4,299	4,294

Operating earnings before provision for income tax	911	971	1,040	1,024	922	911	922
Provision for income tax expense (benefit)	275	294	255	306	269	275	269
Operating earnings	636	677	785	718	653	636	653
Preferred stock dividends	-	-	-	-	-	-	-
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$636	$677	$785	$718	$653	$636	$653

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$636	$677	$785	$718	$653	$636	$653
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	6	10	9	(32)	68	6	68
Net derivative gains (losses)	71	225	283	(15)	313	71	313
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	93	92	96	96	94	93	94
Net investment income	(117)	(114)	(109)	(117)	(128)	(117)	(128)
Other revenues	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	(118)	(215)	(34)	(129)	(96)	(118)	(96)
Interest credited to policyholder account balances	-	-	-	-	-	-	-
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	(5)	(37)	(53)	-	(62)	(5)	(62)
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	-	-	-	-	-	-	-
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	25	14	(68)	71	(66)	25	(66)
Income (loss) from continuing operations, net of income tax	591	652	909	592	776	591	776
Income (loss) from discontinued operations, net of income tax	(2)	-	-	-	-	(2)	-
Net income (loss)	589	652	909	592	776	589	776
Less: Net income (loss) attributable to noncontrolling interests	-	-	-	-	-	-	-
Net income (loss) attributable to MetLife, Inc.	589	652	909	592	776	589	776
Less: Preferred stock dividends	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$589	$652	$909	$592	$776	$589	$776

Total Operating Premiums, Fees and Other Revenues	$3,216	$3,333	$3,455	$3,409	$3,236	$3,216	$3,236

AMERICAS RETAIL - LIFE & OTHER STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2014	March 31, 2015	March 31, 2014	March 31, 2015

OPERATING REVENUES
Premiums	$1,486	$1,508	$1,521	$1,627	$1,494	$1,486	$1,494
Universal life and investment-type product policy fees	400	394	434	402	392	400	392
Net investment income	1,249	1,222	1,247	1,263	1,245	1,249	1,245
Other revenues	137	154	165	166	144	137	144
Total operating revenues	3,272	3,278	3,367	3,458	3,275	3,272	3,275

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	2,032	1,991	1,974	2,055	2,070	2,032	2,070
Interest credited to policyholder account balances	219	226	230	229	227	219	227
Capitalization of DAC	(145)	(168)	(158)	(163)	(158)	(145)	(158)
Amortization of DAC and VOBA	201	196	164	193	210	201	210
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	(1)	(1)	1	(1)	-	(1)
Other expenses	587	646	621	648	632	587	632
Total operating expenses	2,894	2,890	2,830	2,963	2,980	2,894	2,980

Operating earnings before provision for income tax	378	388	537	495	295	378	295
Provision for income tax expense (benefit)	123	122	172	162	92	123	92
Operating earnings	255	266	365	333	203	255	203
Preferred stock dividends	-	-	-	-	-	-	-
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$255	$266	$365	$333	$203	$255	$203

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$255	$266	$365	$333	$203	$255	$203
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	(14)	1	(9)	(35)	1	(14)	1
Net derivative gains (losses)	69	6	98	119	186	69	186
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	-	(1)	-	-	-	-	-
Net investment income	(55)	(54)	(56)	(57)	(60)	(55)	(60)
Other revenues	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	-	-	-	6	17	-	17
Interest credited to policyholder account balances	-	-	-	-	-	-	-
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	(16)	(11)	68	(19)	(19)	(16)	(19)
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	-	-	-	-	-	-	-
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	6	21	(36)	(2)	(44)	6	(44)
Income (loss) from continuing operations, net of income tax	245	228	430	345	284	245	284
Income (loss) from discontinued operations, net of income tax	(2)	-	-	-	-	(2)	-
Net income (loss)	243	228	430	345	284	243	284
Less: Net income (loss) attributable to noncontrolling interests	-	-	-	-	-	-	-
Net income (loss) attributable to MetLife, Inc.	243	228	430	345	284	243	284
Less: Preferred stock dividends	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$243	$228	$430	$345	$284	$243	$284

Total Operating Premiums, Fees and Other Revenues	$2,023	$2,056	$2,120	$2,195	$2,030	$2,023	$2,030

AMERICAS RETAIL - ANNUITIES STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2014	March 31, 2015	March 31, 2014	March 31, 2015

OPERATING REVENUES
Premiums	$238	$304	$348	$248	$255	$238	$255
Universal life and investment-type product policy fees	847	862	877	858	844	847	844
Net investment income	745	725	718	718	735	745	735
Other revenues	108	111	110	108	107	108	107
Total operating revenues	1,938	2,002	2,053	1,932	1,941	1,938	1,941

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	375	447	581	396	379	375	379
Interest credited to policyholder account balances	336	335	337	333	315	336	315
Capitalization of DAC	(89)	(81)	(81)	(84)	(89)	(89)	(89)
Amortization of DAC and VOBA	228	182	171	180	165	228	165
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	1	-	1	-	-	-
Other expenses	555	535	542	577	544	555	544
Total operating expenses	1,405	1,419	1,550	1,403	1,314	1,405	1,314

Operating earnings before provision for income tax	533	583	503	529	627	533	627
Provision for income tax expense (benefit)	152	172	83	144	177	152	177
Operating earnings	381	411	420	385	450	381	450
Preferred stock dividends	-	-	-	-	-	-	-
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$381	$411	$420	$385	$450	$381	$450

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$381	$411	$420	$385	$450	$381	$450
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	20	9	18	3	67	20	67
Net derivative gains (losses)	2	219	185	(134)	127	2	127
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	93	93	96	96	94	93	94
Net investment income	(62)	(60)	(53)	(60)	(68)	(62)	(68)
Other revenues	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	(118)	(215)	(34)	(135)	(113)	(118)	(113)
Interest credited to policyholder account balances	-	-	-	-	-	-	-
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	11	(26)	(121)	19	(43)	11	(43)
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	-	-	-	-	-	-	-
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	19	(7)	(32)	73	(22)	19	(22)
Income (loss) from continuing operations, net of income tax	346	424	479	247	492	346	492
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-	-	-
Net income (loss)	346	424	479	247	492	346	492
Less: Net income (loss) attributable to noncontrolling interests	-	-	-	-	-	-	-
Net income (loss) attributable to MetLife, Inc.	346	424	479	247	492	346	492
Less: Preferred stock dividends	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$346	$424	$479	$247	$492	$346	$492

Total Operating Premiums, Fees and Other Revenues	$1,193	$1,277	$1,335	$1,214	$1,206	$1,193	$1,206

AMERICAS RETAIL FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES LIFE & OTHER (1)
	For the Three Months Ended
Unaudited (In millions)	March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2014	March 31, 2015
Balance, beginning of period	$85,302	$85,599	$85,870	$86,162	$86,756

Premiums and deposits (2), (3)	1,980	1,985	1,929	1,958	2,005
Surrenders and withdrawals	(753)	(783)	(774)	(730)	(727)
Benefit payments	(851)	(804)	(749)	(637)	(905)

Net Flows	376	398	406	591	373

Net transfers from (to) separate account	28	27	25	23	27
Interest	824	834	836	835	839
Policy charges	(477)	(477)	(478)	(484)	(487)
Other	(454)	(511)	(497)	(371)	(435)

Balance, end of period	$85,599	$85,870	$86,162	$86,756	$87,073

ANNUITIES
	For the Three Months Ended
Unaudited (In millions)	March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2014	March 31, 2015
Balance, beginning of period	$46,988	$46,899	$46,809	$47,529	$47,601
Premiums and deposits (2), (3)	842	849	952	850	805
Surrenders and withdrawals	(1,163)	(912)	(894)	(1,520)	(946)
Benefit payments	(414)	(414)	(415)	(406)	(428)

Net Flows	(735)	(477)	(357)	(1,076)	(569)
Net transfers from (to) separate account	(21)	(10)	34	2	9
Interest	395	397	402	399	383
Policy charges	(13)	(14)	(13)	(10)	(13)
Other	285	14	654	757	369

Balance, end of period	$46,899	$46,809	$47,529	$47,601	$47,780

SEPARATE ACCOUNT LIABILITIES LIFE & OTHER
	For the Three Months Ended
Unaudited (In millions)	March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2014	March 31, 2015
Balance, beginning of period	$9,945	$9,971	$10,198	$9,949	$10,173
Premiums and deposits (3)	164	158	162	158	160
Surrenders and withdrawals	(113)	(111)	(119)	(99)	(109)
Benefit payments	(16)	(10)	(15)	(11)	(12)

Net Flows	35	37	28	48	39
Investment performance	151	354	(119)	334	301
Net transfers from (to) general account	(28)	(27)	(25)	(23)	(27)
Policy charges	(133)	(133)	(132)	(130)	(132)
Other	1	(4)	(1)	(5)	-

Balance, end of period	$9,971	$10,198	$9,949	$10,173	$10,354

ANNUITIES
	For the Three Months Ended
Unaudited (In millions)	March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2014	March 31, 2015
Balance, beginning of period	$162,436	$162,713	$166,093	$160,995	$161,553

Premiums and deposits (3)	1,331	1,344	1,290	1,370	1,384
Surrenders and withdrawals	(2,631)	(2,871)	(2,829)	(3,000)	(2,770)
Benefit payments	(320)	(359)	(321)	(330)	(347)

Net Flows	(1,620)	(1,886)	(1,860)	(1,960)	(1,733)
Investment performance	2,723	6,170	(2,261)	3,431	4,348
Net transfers from (to) general account	21	10	(34)	(2)	(9)
Policy charges	(849)	(913)	(943)	(910)	(870)
Other	2	(1)	-	(1)	(1)

Balance, end of period	$162,713	$166,093	$160,995	$161,553	$163,288

(1)          All of the retail property & casualty activity is reflected within the “Other” category.

(2)          Includes premiums and deposits directed to the general account investment option of variable products.

(3)          Includes company-sponsored internal exchanges.

AMERICAS RETAIL OTHER EXPENSES BY MAJOR CATEGORY
	For the Three Months Ended
Unaudited (In millions)	March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2014	March 31, 2015

Direct and allocated expenses	$433	$437	$417	$476	$452
Pension and post-retirement benefit costs	51	52	62	50	45
Premium taxes, other taxes, and licenses & fees	46	56	53	51	42
Total fixed operating expenses	$530	$545	$532	$577	$539

Commissions and other variable expenses	612	636	631	648	637

Total other expenses	$1,142	$1,181	$1,163	$1,225	$1,176

SALES BY PRODUCT
	For the Three Months Ended
Unaudited (In millions)	March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2014	March 31, 2015

Life Sales (1)
Term Life	$16	$16	$14	$21	$22
Whole Life	29	36	30	37	38
Variable Life	7	16	7	9	8
Universal Life	12	12	10	11	11
Total life sales	$64	$80	$61	$78	$79

Annuity Sales (2)
Fixed and indexed annuity sales	$426	$460	$505	$464	$430
Variable annuity sales	1,603	1,602	1,533	1,606	1,608
Total annuity sales	$2,029	$2,062	$2,038	$2,070	$2,038

Annuity Separate Accounts and General Accounts
Separate Accounts
Total variable annuity separate accounts	$1,290	$1,302	$1,248	$1,323	$1,346
General Accounts
Fixed and indexed annuity	426	460	505	464	430
Variable annuity	313	300	285	283	262
Total general accounts	739	760	790	747	692
Total annuity premiums and deposits	$2,029	$2,062	$2,038	$2,070	$2,038

(1)          Statistical sales information is calculated using the LIMRA definition of sales for core direct sales, excluding company-sponsored internal exchanges, corporate-owned life insurance, bank-owned life insurance, and private placement variable universal life insurance. Sales statistics do not correspond to revenues under GAAP, but are used as relevant measures of business activity.

(2)          Statutory premiums direct and assumed, excluding company-sponsored internal exchanges.

AMERICAS RETAIL SPREAD BY PRODUCT VARIABLE & UNIVERSAL LIFE (1)
	For the Three Months Ended
Unaudited	March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2014	March 31, 2015

Investment income yield excluding variable investment income	6.13%	6.15%	6.06%	6.13%	6.01%
Variable investment income yield	0.53%	0.02%	0.51%	0.38%	0.32%
Total investment income yield	6.66%	6.17%	6.57%	6.51%	6.33%
Average crediting rate	4.50%	4.50%	4.51%	4.50%	4.53%
Annualized general account spread	2.16%	1.67%	2.06%	2.01%	1.80%

Annualized general account spread excluding variable investment income yield	1.63%	1.65%	1.55%	1.63%	1.48%

ANNUITIES (2)
	For the Three Months Ended
Unaudited	March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2014	March 31, 2015

Investment income yield excluding variable investment income	5.88%	5.83%	5.64%	5.64%	5.72%
Variable investment income yield	0.38%	0.25%	0.31%	0.22%	0.22%
Total investment income yield	6.26%	6.08%	5.95%	5.86%	5.94%
Average crediting rate	3.50%	3.51%	3.53%	3.52%	3.48%
Annualized general account spread	2.76%	2.57%	2.42%	2.34%	2.46%

Annualized general account spread excluding variable investment income yield	2.38%	2.32%	2.11%	2.12%	2.24%

OTHER STATISTICAL INFORMATION
	For the Three Months Ended
Unaudited (In millions, except ratios)	March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2014	March 31, 2015

Life (3)
Operating premiums, fees and other revenues	$1,368	$1,377	$1,427	$1,499	$1,370
Interest Adjusted Benefit Ratio	56.9%	48.9%	51.7%	53.9%	59.3%

Lapse Ratio (4)
Traditional life	5.8%	5.8%	5.9%	5.9%	5.8%
Variable & universal life	4.3%	4.1%	4.0%	3.8%	3.8%
Fixed annuity	10.5%	10.3%	10.1%	10.6%	9.8%
Variable annuity	6.3%	6.5%	6.7%	6.9%	7.0%

Retail Property & Casualty
Operating premiums, fees and other revenues	$447	$452	$457	$458	$445
Combined ratio including catastrophes	94.3%	107.5%	83.6%	85.8%	89.3%
Combined ratio excluding catastrophes	89.3%	83.6%	79.3%	81.5%	79.4%

(1)          Represents the general account spread for variable & universal life, a component of Life & Other.

(2)          Represents the general account spread for deferred and payout annuities. Amounts in prior periods have been revised to conform to current period presentation to include payout annuities which were previously excluded.

(3)          Represents traditional life and variable & universal life, components of Life & Other.

(4)          Lapse ratios are calculated based on the average of the most recent 12 months of experience.

AMERICAS GROUP, VOLUNTARY & WORKSITE BENEFITS STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2014	March 31, 2015	March 31, 2014	March 31, 2015

OPERATING REVENUES
Premiums	$4,002	$4,038	$4,010	$3,929	$4,117	$4,002	$4,117
Universal life and investment-type product policy fees	177	181	180	178	188	177	188
Net investment income	456	465	475	465	478	456	478
Other revenues	107	104	103	106	113	107	113
Total operating revenues	4,742	4,788	4,768	4,678	4,896	4,742	4,896

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	3,781	3,789	3,729	3,598	3,835	3,781	3,835
Interest credited to policyholder account balances	40	39	38	39	37	40	37
Capitalization of DAC	(34)	(36)	(37)	(36)	(36)	(34)	(36)
Amortization of DAC and VOBA	36	35	38	40	41	36	41
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	1	-	-	-
Other expenses	628	638	634	671	664	628	664
Total operating expenses	4,451	4,465	4,402	4,313	4,541	4,451	4,541

Operating earnings before provision for income tax	291	323	366	365	355	291	355
Provision for income tax expense (benefit)	101	114	125	127	127	101	127
Operating earnings	190	209	241	238	228	190	228
Preferred stock dividends	-	-	-	-	-	-	-
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$190	$209	$241	$238	$228	$190	$228

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$190	$209	$241	$238	$228	$190	$228
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	(11)	10	(9)	(29)	3	(11)	3
Net derivative gains (losses)	116	71	106	232	205	116	205
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	-	-	-	-	-	-	-
Net investment income	(39)	(42)	(41)	(45)	(42)	(39)	(42)
Other revenues	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	-	-	-	-	-	-	-
Interest credited to policyholder account balances	-	-	-	-	-	-	-
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	-	-	-	-	-	-	-
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	-	-	-	-	-	-	-
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	(23)	(14)	(19)	(55)	(58)	(23)	(58)
Income (loss) from continuing operations, net of income tax	233	234	278	341	336	233	336
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-	-	-
Net income (loss)	233	234	278	341	336	233	336
Less: Net income (loss) attributable to noncontrolling interests	-	-	-	-	-	-	-
Net income (loss) attributable to MetLife, Inc.	233	234	278	341	336	233	336
Less: Preferred stock dividends	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$233	$234	$278	$341	$336	$233	$336

Total Operating Premiums, Fees and Other Revenues	$4,286	$4,323	$4,293	$4,213	$4,418	$4,286	$4,418

AMERICAS GROUP, VOLUNTARY & WORKSITE BENEFITS FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES (1)
	For the Three Months Ended
Unaudited (In millions)	March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2014	March 31, 2015
Balance, beginning of period	$26,228	$26,460	$26,657	$26,772	$26,938
Premiums and deposits	4,546	4,500	4,845	4,548	4,553
Surrenders and withdrawals	(725)	(729)	(1,101)	(904)	(624)
Benefit payments	(3,390)	(3,364)	(3,392)	(3,210)	(3,378)

Net Flows	431	407	352	434	551
Net transfers from (to) separate account	-	-	-	-	-
Interest	219	223	227	227	224
Policy charges	(137)	(139)	(136)	(134)	(139)
Other	(281)	(294)	(328)	(361)	(281)

Balance, end of period	$26,460	$26,657	$26,772	$26,938	$27,293

SEPARATE ACCOUNT LIABILITIES
	For the Three Months Ended
Unaudited (In millions)	March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2014	March 31, 2015
Balance, beginning of period	$644	$646	$667	$656	$669
Premiums and deposits	54	52	53	52	57
Surrenders and withdrawals	(14)	(9)	(11)	(11)	(19)
Benefit payments	(1)	(2)	(1)	(1)	-

Net Flows	39	41	41	40	38
Investment performance	9	26	(5)	17	18
Net transfers from (to) general account	-	-	-	-	-
Policy charges	(44)	(45)	(45)	(44)	(46)
Other	(2)	(1)	(2)	-	(2)

Balance, end of period	$646	$667	$656	$669	$677
(1) All of the group property & casualty activity is reflected within the “Other” category.

AMERICAS GROUP, VOLUNTARY & WORKSITE BENEFITS OTHER EXPENSES BY MAJOR CATEGORY
	For the Three Months Ended
Unaudited (In millions)	March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2014	March 31, 2015

Direct and allocated expenses	$366	$372	$378	$406	$384
Pension and post-retirement benefit costs	24	23	26	22	18
Premium taxes, other taxes, and licenses & fees	71	80	77	80	81
Total fixed operating expenses	$461	$475	$481	$508	$483

Commissions and other variable expenses	167	163	153	163	181

Total other expenses	$628	$638	$634	$671	$664

SPREAD (1)
	For the Three Months Ended
Unaudited	March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2014	March 31, 2015

Investment income yield excluding variable investment income	5.57%	5.64%	5.63%	5.62%	5.61%
Variable investment income yield	0.34%	0.32%	0.51%	0.25%	0.31%
Total investment income yield	5.91%	5.96%	6.14%	5.87%	5.92%
Average crediting rate	3.36%	3.36%	3.37%	3.40%	3.41%
Annualized general account spread	2.55%	2.60%	2.77%	2.47%	2.51%

Annualized general account spread excluding variable investment income yield	2.21%	2.28%	2.26%	2.22%	2.20%

OTHER STATISTICAL INFORMATION
	For the Three Months Ended
Unaudited (In millions, except ratios)	March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2014	March 31, 2015

Group Life (2)
Operating premiums, fees and other revenues	$1,500	$1,496	$1,464	$1,461	$1,583
Mortality ratio	91.9%	86.9%	87.8%	86.7%	90.7%

Group Non-Medical Health (3)
Operating premiums, fees and other revenues	$1,631	$1,644	$1,608	$1,630	$1,708
Interest Adjusted Loss Ratio (4)	79.9%	82.8%	80.5%	78.5%	77.0%

Group Property & Casualty (5)
Operating premiums, fees and other revenues	$366	$371	$382	$388	$383
Combined ratio including catastrophes	98.2%	96.4%	91.0%	92.3%	101.2%
Combined ratio excluding catastrophes	94.3%	86.8%	86.2%	90.8%	89.7%

(1)          Excludes group property & casualty.

(2)          Excludes certain experience-rated contracts and includes accidental death and dismemberment.

(3)          Includes dental, disability, long-term care (“LTC”), critical illness, vision and other health.

(4)          Reflects actual claims experience and excludes the impact of interest credited on future policyholder benefits. The products within Group Non-Medical Health with interest credited on future policyholder benefits are LTC and disability.

(5)          Excludes the portion of group property & casualty reported in the Latin America segment.

AMERICAS CORPORATE BENEFIT FUNDING STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2014	March 31, 2015	March 31, 2014	March 31, 2015

OPERATING REVENUES
Premiums	$301	$686	$451	$1,330	$418	$301	$418
Universal life and investment-type product policy fees	57	55	60	54	54	57	54
Net investment income	1,382	1,413	1,464	1,425	1,430	1,382	1,430
Other revenues	68	75	71	72	71	68	71
Total operating revenues	1,808	2,229	2,046	2,881	1,973	1,808	1,973

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	888	1,273	1,033	1,912	991	888	991
Interest credited to policyholder account balances	278	287	279	296	293	278	293
Capitalization of DAC	(1)	(18)	(11)	(1)	(6)	(1)	(6)
Amortization of DAC and VOBA	4	6	5	4	5	4	5
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	2	2	2	3	1	2	1
Other expenses	115	129	133	115	124	115	124
Total operating expenses	1,286	1,679	1,441	2,329	1,408	1,286	1,408

Operating earnings before provision for income tax	522	550	605	552	565	522	565
Provision for income tax expense (benefit)	182	187	210	192	196	182	196
Operating earnings	340	363	395	360	369	340	369
Preferred stock dividends	-	-	-	-	-	-	-
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$340	$363	$395	$360	$369	$340	$369

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$340	$363	$395	$360	$369	$340	$369
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses) (1)	(541)	(195)	180	124	205	(541)	205
Net derivative gains (losses)	103	125	28	96	80	103	80
Premiums	-	2	-	-	-	-	-
Universal life and investment-type product policy fees	-	-	-	-	-	-	-
Net investment income	40	11	(15)	(22)	(27)	40	(27)
Other revenues	-	1	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	(33)	(28)	(5)	(31)	(10)	(33)	(10)
Interest credited to policyholder account balances	(3)	(4)	(4)	(3)	(2)	(3)	(2)
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	-	-	-	-	-	-	-
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	(6)	(4)	(7)	(1)	-	(6)	-
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	148	24	(63)	(57)	(86)	148	(86)
Income (loss) from continuing operations, net of income tax	48	295	509	466	529	48	529
Income (loss) from discontinued operations, net of income tax	(1)	-	-	-	-	(1)	-
Net income (loss)	47	295	509	466	529	47	529
Less: Net income (loss) attributable to noncontrolling interests	-	-	-	-	-	-	-
Net income (loss) attributable to MetLife, Inc.	47	295	509	466	529	47	529
Less: Preferred stock dividends	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$47	$295	$509	$466	$529	$47	$529

Total Operating Premiums, Fees and Other Revenues	$426	$816	$582	$1,456	$543	$426	$543

(1)          The three months ended and year-to-date period ended March 31, 2014 include a pre-tax net investment loss of $495 million and the three months ended June 30, 2014 includes a pre-tax net investment loss of $138 million, related to the sale of MetLife, Inc.’s wholly-owned subsidiary, MetLife Assurance Limited.

AMERICAS CORPORATE BENEFIT FUNDING FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES
	For the Three Months Ended
Unaudited (In millions)	March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2014	March 31, 2015
Balance, beginning of period	$112,454	$110,073	$111,317	$113,467	$115,295
Premiums and deposits	11,769	20,774	18,194	16,797	17,434
Surrenders and withdrawals	(14,691)	(16,760)	(15,013)	(15,761)	(16,497)
Benefit payments	(869)	(870)	(915)	(878)	(915)

Net Flows	(3,791)	3,144	2,266	158	22
Net transfers from (to) separate account	30	(6)	10	(14)	(8)
Interest	941	952	946	956	952
Policy charges	(38)	(40)	(39)	(17)	(30)
Other	477	(2,806)	(1,033)	745	(164)

Balance, end of period	$110,073	$111,317	$113,467	$115,295	$116,067

SEPARATE ACCOUNT LIABILITIES
	For the Three Months Ended
Unaudited (In millions)	March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2014	March 31, 2015
Balance, beginning of period	$77,023	$79,612	$81,721	$81,967	$81,150
Premiums and deposits	2,244	3,997	1,041	233	1,731
Surrenders and withdrawals	(1,530)	(2,444)	(1,935)	(1,174)	(1,527)
Benefit payments	(21)	(13)	(18)	(14)	(13)

Net Flows	693	1,540	(912)	(955)	191
Investment performance	1,395	1,661	25	1,456	1,326
Net transfers from (to) general account	(30)	6	(10)	14	8
Policy charges	(77)	(83)	(81)	(79)	(81)
Other	608	(1,015)	1,224	(1,253)	3,497

Balance, end of period	$79,612	$81,721	$81,967	$81,150	$86,091

AMERICAS CORPORATE BENEFIT FUNDING OTHER EXPENSES BY MAJOR CATEGORY
	For the Three Months Ended
Unaudited (In millions)	March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2014	March 31, 2015

Direct and allocated expenses	$69	$63	$71	$77	$77
Pension and post-retirement benefit costs	8	7	8	6	6
Premium taxes, other taxes, and licenses & fees	5	1	4	(2)	2
Total fixed operating expenses	$82	$71	$83	$81	$85

Commissions and other variable expenses	33	58	50	34	39

Total other expenses	$115	$129	$133	$115	$124

SPREAD
	For the Three Months Ended
Unaudited	March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2014	March 31, 2015

Investment income yield excluding variable investment income	4.67%	4.77%	4.81%	4.67%	4.60%
Variable investment income yield	0.39%	0.44%	0.49%	0.32%	0.34%
Total investment income yield	5.06%	5.21%	5.30%	4.99%	4.94%
Average crediting rate	3.41%	3.44%	3.35%	3.34%	3.28%
Annualized general account spread	1.65%	1.77%	1.95%	1.65%	1.66%

Annualized general account spread excluding variable investment income yield	1.26%	1.33%	1.46%	1.33%	1.32%

AMERICAS LATIN AMERICA STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2014	March 31, 2015	March 31, 2014	March 31, 2015

OPERATING REVENUES
Premiums	$683	$798	$812	$746	$699	$683	$699
Universal life and investment-type product policy fees	311	317	328	283	294	311	294
Net investment income	297	301	317	314	218	297	218
Other revenues	7	9	7	12	10	7	10
Total operating revenues	1,298	1,425	1,464	1,355	1,221	1,298	1,221

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	616	749	735	686	581	616	581
Interest credited to policyholder account balances	98	100	97	99	86	98	86
Capitalization of DAC	(107)	(101)	(112)	(125)	(111)	(107)	(111)
Amortization of DAC and VOBA	79	84	102	69	78	79	78
Amortization of negative VOBA	-	(1)	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	436	436	450	488	425	436	425
Total operating expenses	1,122	1,267	1,272	1,217	1,059	1,122	1,059

Operating earnings before provision for income tax	176	158	192	138	162	176	162
Provision for income tax expense (benefit)	18	22	70	(14)	31	18	31
Operating earnings	158	136	122	152	131	158	131
Preferred stock dividends	-	-	-	-	-	-	-
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$158	$136	$122	$152	$131	$158	$131

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$158	$136	$122	$152	$131	$158	$131
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	29	(14)	(4)	19	(2)	29	(2)
Net derivative gains (losses)	(4)	8	(61)	(3)	(21)	(4)	(21)
Premiums	(1)	-	(1)	(1)	-	(1)	-
Universal life and investment-type product policy fees	2	1	2	1	2	2	2
Net investment income	3	19	14	3	12	3	12
Other revenues	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	(83)	(144)	93	(82)	6	(83)	6
Interest credited to policyholder account balances	(14)	(28)	(23)	(21)	(18)	(14)	(18)
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	-	-	-	-	-	-	-
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	6	6	2	4	3	6	3
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	19	38	(25)	16	5	19	5
Income (loss) from continuing operations, net of income tax	115	22	119	88	118	115	118
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-	-	-
Net income (loss)	115	22	119	88	118	115	118
Less: Net income (loss) attributable to noncontrolling interests	5	4	2	2	3	5	3
Net income (loss) attributable to MetLife, Inc.	110	18	117	86	115	110	115
Less: Preferred stock dividends	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$110	$18	$117	$86	$115	$110	$115

Total Operating Premiums, Fees and Other Revenues	$1,001	$1,124	$1,147	$1,041	$1,003	$1,001	$1,003

AMERICAS LATIN AMERICA OTHER EXPENSES BY MAJOR CATEGORY
	For the Three Months Ended
Unaudited (In millions)	March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2014	March 31, 2015

Direct and allocated expenses	$180	$167	$168	$207	$156
Pension and post-retirement benefit costs	3	2	2	2	2
Premium taxes, other taxes, and licenses & fees	16	22	21	23	18
Total fixed operating expenses	$199	$191	$191	$232	$176

Commissions and other variable expenses	237	245	259	256	249

Total other expenses	$436	$436	$450	$488	$425

Total other expenses on a constant currency basis (1)	$392	$383	$407	$461	$425

SALES ON A CONSTANT CURRENCY BASIS (1), (2)
	For the Three Months Ended
Unaudited (In millions)	March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2014	March 31, 2015

Mexico	$126	$331	$155	$163	$132
Chile	67	70	66	58	56
All other	84	89	74	96	120
Total sales	$277	$490	$295	$317	$308

(1)          Calculated using the average foreign currency exchange rates for the current period and applied to the prior periods presented. As a result, amounts will be updated each period to reflect the average foreign currency exchange rates for the current period.

(2)          Statistical sales information is calculated using 10% of single-premium deposits (mainly from retirement products such as variable annuity, fixed annuity and pensions), 20% of single-premium deposits from credit insurance and 100% of annualized full year premiums and fees from recurring-premium policy sales of all products (mainly from risk and protection products such as individual life, accident & health and group). Sales statistics do not correspond to revenues under GAAP, but are used as relevant measures of business activity.

ASIA STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2014	March 31, 2015	March 31, 2014	March 31, 2015

OPERATING REVENUES
Premiums	$1,890	$1,913	$1,939	$1,824	$1,752	$1,890	$1,752
Universal life and investment-type product policy fees	389	400	487	417	397	389	397
Net investment income	700	724	738	724	684	700	684
Other revenues	27	24	27	28	28	27	28
Total operating revenues	3,006	3,061	3,191	2,993	2,861	3,006	2,861

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	1,397	1,425	1,535	1,367	1,340	1,397	1,340
Interest credited to policyholder account balances	387	394	394	369	337	387	337
Capitalization of DAC	(494)	(457)	(507)	(456)	(435)	(494)	(435)
Amortization of DAC and VOBA	338	362	367	330	326	338	326
Amortization of negative VOBA	(94)	(92)	(89)	(89)	(86)	(94)	(86)
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	991	977	1,027	980	904	991	904
Total operating expenses	2,525	2,609	2,727	2,501	2,386	2,525	2,386

Operating earnings before provision for income tax	481	452	464	492	475	481	475
Provision for income tax expense (benefit)	148	128	154	152	148	148	148
Operating earnings	333	324	310	340	327	333	327
Preferred stock dividends	-	-	-	-	-	-	-
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$333	$324	$310	$340	$327	$333	$327

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$333	$324	$310	$340	$327	$333	$327
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	157	82	136	137	68	157	68
Net derivative gains (losses)	(7)	(35)	(80)	(410)	18	(7)	18
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	-	1	7	3	6	-	6
Net investment income	(35)	2	145	281	129	(35)	129
Other revenues	(13)	(4)	-	(5)	(8)	(13)	(8)
Policyholder benefits and claims and policyholder dividends	(18)	(26)	(51)	(75)	(49)	(18)	(49)
Interest credited to policyholder account balances	35	2	(151)	(289)	(131)	35	(131)
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	1	3	1	(2)	(12)	1	(12)
Amortization of negative VOBA	12	12	11	11	10	12	10
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	6	4	6	4	-	6	-
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	(41)	(27)	4	99	(10)	(41)	(10)
Income (loss) from continuing operations, net of income tax	430	338	338	94	348	430	348
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-	-	-
Net income (loss)	430	338	338	94	348	430	348
Less: Net income (loss) attributable to noncontrolling interests	6	4	5	4	-	6	-
Net income (loss) attributable to MetLife, Inc.	424	334	333	90	348	424	348
Less: Preferred stock dividends	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$424	$334	$333	$90	$348	$424	$348

Total Operating Premiums, Fees and Other Revenues	$2,306	$2,337	$2,453	$2,269	$2,177	$2,306	$2,177

ASIA OTHER EXPENSES BY MAJOR CATEGORY
	For the Three Months Ended
Unaudited (In millions)	March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2014	March 31, 2015

Direct and allocated expenses	$314	$337	$346	$332	$299
Pension and post-retirement benefit costs	18	18	18	19	19
Premium taxes, other taxes, and licenses & fees	36	38	42	48	36
Total fixed operating expenses	$368	$393	$406	$399	$354

Commissions and other variable expenses	623	584	621	581	550

Total other expenses	$991	$977	$1,027	$980	$904

Total other expenses on a constant currency basis (1)	$893	$865	$909	$930	$904

SALES ON A CONSTANT CURRENCY BASIS (1), (2)
	For the Three Months Ended
Unaudited (In millions)	March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2014	March 31, 2015

Japan:
Life	$151	$155	$152	$175	$171
Accident & Health	85	90	86	130	112
Annuities	101	98	95	75	66
Other	4	5	6	6	4
Total Japan	341	348	339	386	353
Other Asia	251	245	364	247	262
Total sales	$592	$593	$703	$633	$615

(1)          Calculated using the average foreign currency exchange rates for the current period and are applied to the prior periods presented. As a result, amounts will be updated each period to reflect the average foreign currency exchange rates for the current period.

(2)          Statistical sales information is calculated using 10% of single-premium deposits (mainly from retirement products such as variable annuity, fixed annuity and pensions), 20% of single-premium deposits from credit insurance and 100% of annualized full year premiums and fees from recurring-premium policy sales of all products (mainly from risk and protection products such as individual life, accident & health and group). Sales statistics do not correspond to revenues under GAAP, but are used as relevant measures of business activity.

EMEA STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2014	March 31, 2015	March 31, 2014	March 31, 2015

OPERATING REVENUES
Premiums	$597	$584	$581	$547	$508	$597	$508
Universal life and investment-type product policy fees	109	117	127	113	102	109	102
Net investment income	107	112	109	100	83	107	83
Other revenues	16	11	22	11	10	16	10
Total operating revenues	829	824	839	771	703	829	703

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	261	271	252	269	239	261	239
Interest credited to policyholder account balances	34	35	43	36	30	34	30
Capitalization of DAC	(176)	(170)	(165)	(169)	(133)	(176)	(133)
Amortization of DAC and VOBA	164	160	152	137	128	164	128
Amortization of negative VOBA	(9)	(6)	(7)	(9)	(4)	(9)	(4)
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	464	456	463	463	362	464	362
Total operating expenses	738	746	738	727	622	738	622

Operating earnings before provision for income tax	91	78	101	44	81	91	81
Provision for income tax expense (benefit)	20	6	23	(20)	11	20	11
Operating earnings	71	72	78	64	70	71	70
Preferred stock dividends	-	-	-	-	-	-	-
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$71	$72	$78	$64	$70	$71	$70

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$71	$72	$78	$64	$70	$71	$70
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	(9)	2	(9)	(1)	3	(9)	3
Net derivative gains (losses)	38	49	16	11	1	38	1
Premiums	3	18	19	6	-	3	-
Universal life and investment-type product policy fees	3	4	1	3	(2)	3	(2)
Net investment income	87	273	219	231	531	87	531
Other revenues	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	(2)	(8)	(8)	(3)	-	(2)	-
Interest credited to policyholder account balances	(86)	(254)	(213)	(226)	(513)	(86)	(513)
Capitalization of DAC	-	1	-	-	-	-	-
Amortization of DAC and VOBA	(4)	(3)	(3)	(3)	2	(4)	2
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	(2)	-	(14)	(3)	1	(2)	1
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	(13)	(38)	(9)	(28)	(26)	(13)	(26)
Income (loss) from continuing operations, net of income tax	86	116	77	51	67	86	67
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-	-	-
Net income (loss)	86	116	77	51	67	86	67
Less: Net income (loss) attributable to noncontrolling interests	-	1	1	(1)	2	-	2
Net income (loss) attributable to MetLife, Inc.	86	115	76	52	65	86	65
Less: Preferred stock dividends	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$86	$115	$76	$52	$65	$86	$65

Total Operating Premiums, Fees and Other Revenues	$722	$712	$730	$671	$620	$722	$620

EMEA OTHER EXPENSES BY MAJOR CATEGORY
	For the Three Months Ended
Unaudited (In millions)	March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2014	March 31, 2015

Direct and allocated expenses	$181	$193	$192	$211	$158
Pension and post-retirement benefit costs	5	4	5	(5)	2
Premium taxes, other taxes, and licenses & fees	8	5	5	4	3
Total fixed operating expenses	$194	$202	$202	$210	$163

Commissions and other variable expenses	270	254	261	253	199

Total other expenses	$464	$456	$463	$463	$362

Total other expenses on a constant currency basis (1)	$394	$389	$401	$427	$362

SALES ON A CONSTANT CURRENCY BASIS (1), (2)
	For the Three Months Ended
Unaudited (In millions)	March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2014	March 31, 2015

Total sales	$236	$239	$247	$267	$270

(1)          Calculated using the average foreign currency exchange rates for the current period and are applied to the prior periods presented. As a result, amounts will be updated each period to reflect the average foreign currency exchange rates for the current period.

(2)          Statistical sales information is calculated using 10% of single-premium deposits (mainly from retirement products such as variable annuity, fixed annuity and pensions), 20% of single-premium deposits from credit insurance and 100% of annualized full year premiums and fees from recurring-premium policy sales of all products (mainly from risk and protection products such as individual life, accident & health and group). Sales statistics do not correspond to revenues under GAAP, but are used as relevant measures of business activity.

CORPORATE & OTHER STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2014	March 31, 2015	March 31, 2014	March 31, 2015
OPERATING REVENUES
Premiums	$20	$22	$23	$16	$10	$20	$10
Universal life and investment-type product policy fees	33	34	29	31	23	33	23
Net investment income	149	133	125	102	109	149	109
Other revenues	21	5	13	28	20	21	20
Total operating revenues	223	194	190	177	162	223	162

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	23	19	15	4	12	23	12
Interest credited to policyholder account balances	9	9	8	8	6	9	6
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	-	-	-	-	-	-	-
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	292	297	291	287	297	292	297
Other expenses	175	162	133	379	145	175	145
Total operating expenses	499	487	447	678	460	499	460

Operating earnings before provision for income tax	(276)	(293)	(257)	(501)	(298)	(276)	(298)
Provision for income tax expense (benefit)	(140)	(133)	(181)	(243)	(188)	(140)	(188)
Operating earnings	(136)	(160)	(76)	(258)	(110)	(136)	(110)
Preferred stock dividends	30	31	30	31	30	30	30
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$(166)	$(191)	$(106)	$(289)	$(140)	$(166)	$(140)

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$(136)	$(160)	$(76)	$(258)	$(110)	$(136)	$(110)
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	(42)	(20)	(194)	12	(59)	(42)	(59)
Net derivative gains (losses)	26	(132)	186	274	225	26	225
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	-	-	-	-	-	-	-
Net investment income	11	15	4	7	4	11	4
Other revenues	-	-	-	18	-	-	-
Policyholder benefits and claims and policyholder dividends	-	-	-	-	-	-	-
Interest credited to policyholder account balances	-	-	-	-	-	-	-
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	-	-	-	-	-	-	-
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	(18)	(13)	(3)	(4)	(1)	(18)	(1)
Other expenses	(7)	(18)	(31)	(59)	(9)	(7)	(9)
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	5	47	(22)	(95)	(61)	5	(61)
Income (loss) from continuing operations, net of income tax	(161)	(281)	(136)	(105)	(11)	(161)	(11)
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-	-	-
Net income (loss)	(161)	(281)	(136)	(105)	(11)	(161)	(11)
Less: Net income (loss) attributable to noncontrolling interests	-	1	(8)	1	-	-	-
Net income (loss) attributable to MetLife, Inc.	(161)	(282)	(128)	(106)	(11)	(161)	(11)
Less: Preferred stock dividends	30	31	30	31	30	30	30
Net income (loss) available to MetLife, Inc.’s common shareholders	$(191)	$(313)	$(158)	$(137)	$(41)	$(191)	$(41)

Total Operating Premiums, Fees and Other Revenues	$74	$61	$65	$75	$53	$74	$53

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS BY SOURCE
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2014	March 31, 2015	March 31, 2014	March 31, 2015
Other business activities	$16	$19	$21	$24	$12	$16	$12
Other net investment income	97	86	88	66	71	97	71
Interest expense on debt	(190)	(193)	(189)	(187)	(193)	(190)	(193)
Preferred stock dividends	(30)	(31)	(30)	(31)	(30)	(30)	(30)
Acquisition costs	(2)	(3)	-	-	-	(2)	-
Corporate initiatives and projects	(28)	(43)	(43)	(69)	(39)	(28)	(39)
Incremental tax benefit	43	30	91	68	84	43	84
Other	(72)	(56)	(44)	(160)	(45)	(72)	(45)
Operating earnings available to common shareholders	$(166)	$(191)	$(106)	$(289)	$(140)	$(166)	$(140)

INVESTMENTS INVESTMENT PORTFOLIO RESULTS BY ASSET CATEGORY AND ANNUALIZED YIELDS
	At or For the Three Months Ended
Unaudited (In millions, except yields)	March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2014	March 31, 2015
Fixed Maturity Securities
Yield (1)	4.76%	4.90%	4.73%	4.84%	4.64%
Investment income (2), (3), (4)	$3,685	$3,796	$3,704	$3,761	$3,569
Investment gains (losses) (3)	95	54	153	246	133
Ending carrying value (2), (3)	356,352	368,428	369,432	366,783	367,640
Mortgage Loans
Yield (1)	5.08%	5.05%	5.44%	5.03%	4.80%
Investment income (3), (4)	709	708	774	737	730
Investment gains (losses) (3)	(11)	16	(30)	(11)	(43)
Ending carrying value (3)	55,999	56,585	57,725	59,838	62,137
Real Estate and Real Estate Joint Ventures
Yield (1)	3.45%	4.54%	3.69%	3.03%	3.10%
Investment income (3)	89	114	94	79	81
Investment gains (losses) (3)	60	(1)	86	72	27
Ending carrying value	9,930	10,101	10,393	10,525	10,310
Policy Loans
Yield (1)	5.33%	5.36%	5.37%	5.36%	5.24%
Investment income	157	158	158	156	152
Ending carrying value	11,762	11,785	11,756	11,618	11,606
Equity Securities
Yield (1)	3.86%	4.72%	3.95%	4.64%	4.01%
Investment income	30	37	31	35	31
Investment gains (losses)	25	25	14	1	8
Ending carrying value	3,693	3,863	3,689	3,631	3,713
Other Limited Partnership Interests
Yield (1)	17.28%	10.46%	14.77%	9.76%	10.62%
Investment income	329	206	299	199	215
Investment gains (losses)	(2)	(36)	(14)	(26)	16
Ending carrying value	7,819	7,964	8,214	8,085	8,074
Cash and Short-term Investments
Yield (1)	1.16%	1.05%	1.06%	1.02%	1.00%
Investment income	45	39	40	37	33
Investment gains (losses)	(1)	-	-	12	6
Ending carrying value	22,481	19,759	21,023	19,429	22,257
Other Invested Assets (1)
Investment income	220	200	233	253	327
Investment gains (losses) (3)	(3)	(3)	(18)	(96)	18
Ending carrying value	16,433	17,116	17,905	21,283	23,763
Total Investments
Investment income yield (1)	5.02%	5.01%	5.03%	4.97%	4.89%
Investment fees and expenses yield	(0.13)%	(0.13)%	(0.13)%	(0.14)%	(0.15)%
Net Investment Income Yield (1), (3), (5)	4.89%	4.88%	4.90%	4.83%	4.74%
Investment income	$5,264	$5,258	$5,333	$5,257	$5,138
Investment fees and expenses	(136)	(139)	(137)	(144)	(156)
Net investment income including Divested businesses	5,128	5,119	5,196	5,113	4,982
Less: Net investment income from Divested businesses (5)	43	24	3	2	-
Net Investment Income (3)	$5,085	$5,095	$5,193	$5,111	$4,982
Ending Carrying Value (3)	$484,469	$495,601	$500,137	$501,192	$509,500
Investment portfolio gains (losses) including Divested businesses	$163	$55	$191	$198	$165
Less: Investment portfolio gains (losses) from Divested businesses (5)	-	-	2	-	-
Investment Portfolio Gains (Losses) (3), (5)	$163	$55	$189	$198	$165
Gross investment gains	$441	$270	$419	$559	$445
Gross investment losses	(258)	(127)	(167)	(237)	(236)
Writedowns	(20)	(88)	(63)	(124)	(44)
Investment Portfolio Gains (Losses) (3), (5)	163	55	189	198	165
Investment portfolio gains (losses) income tax (expense) benefit	(32)	(55)	(104)	(69)	(52)
Investment Portfolio Gains (Losses), Net of Income Tax	$131	$-	$85	$129	$113

Derivative Gains (Losses) including Divested businesses	$152	$135	$306	$(18)	$611
Less: Derivative gains (losses) from Divested businesses (5)	35	45	-	-	-
Derivative gains (losses) (3), (5)	117	90	306	(18)	611
Derivative gains (losses) income tax (expense) benefit	(39)	(19)	(119)	(22)	(217)
Derivative Gains (Losses), Net of Income Tax	$78	$71	$187	$(40)	$394

(1)          Yields are calculated as investment income as a percent of average quarterly asset carrying values. Investment income excludes recognized gains and losses and reflects the GAAP adjustments described on Page 2 and as presented on Page A-1. Asset carrying values exclude unrealized gains (losses), collateral received in connection with our securities lending program, freestanding derivative assets, collateral received from derivative counterparties, the effects of consolidating under GAAP certain VIEs that are treated as consolidated securitization entities (“CSEs”) and contractholder-directed unit-linked investments. A yield is not presented for other invested assets, as it is not considered a meaningful measure of performance for this asset class.

(2)          Fixed maturity securities includes $1,283 million, $1,372 million, $1,362 million, $1,358 million and $1,365 million in ending carrying value, and $37 million, $44 million, $14 million, $8 million and $37 million of investment income related to fair value option and trading securities at or for the three months ended March 31, 2014, June 30, 2014, September 30, 2014, December 31, 2014 and March 31, 2015, respectively.

(3)          The reconciliation of the remaining yield table captions to the most directly comparable measures presented in accordance with GAAP are as follows at or for the periods ended March 31, 2014, June 30, 2014, September 30, 2014, December 31, 2014 and March 31, 2015, respectively: A) Fair value option and trading securities (included within fixed maturity securities above) ending carrying value excludes contractholder-directed unit-linked investments of $16,192 million, $16,441 million, $15,866 million, $15,316 million and $15,091 million; B) Ending carrying value excludes the following effects of consolidating under GAAP certain VIEs that are treated as CSEs: Fair value option and trading securities (included within fixed maturity securities above) of $19 million, $18 million, $18 million, $15 million and $15 million and mortgage loans of $1,140 million, $638 million, $313 million, $280 million and $272 million; C) Net investment income adjustments as presented on Page A-1; D) Investment portfolio gains (losses) as presented above and the GAAP adjustments as presented below; and E) Derivative gains (losses) as presented above and GAAP adjustments as presented below:

	For the Three Months Ended
	March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2014	March 31, 2015
Investment portfolio gains (losses) including Divested businesses - in above yield table	$163	$55	$189	$198	$165
Real estate discontinued operations	5	-	-	-	-
Operating joint venture adjustments	-	-	-	-	(1)
Net investment gains (losses) related to CSEs	2	1	3	(1)	(2)
Other gains (losses) reported in net investment gains (losses) on GAAP basis	(581)	(181)	(83)	33	124
Net investment gains (losses) - GAAP basis	$(411)	$(125)	$109	$230	$286

	For the Three Months Ended
	March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2014	March 31, 2015
Derivative gains (losses) including Divested businesses - in above yield table	$152	$135	$306	$(18)	$611
Investment hedge adjustments (5)	175	169	169	192	200
Operating joint venture adjustments	-	(1)	(1)	3	-
Settlement of foreign currency earnings hedges	13	4	-	5	8
PAB hedge adjustments	3	4	4	3	2
Net derivative gains (losses) - GAAP basis	$343	$311	$478	$185	$821

(4)          Investment income from fixed maturity securities and mortgage loans includes prepayment fees.

(5)          Yields are calculated including net investment income of Divested businesses and related carrying values. The net investment income adjustment on Page A-1 for Divested businesses for the three months ended March 31, 2014, June 30, 2014, September 30, 2014, December 31, 2014 and March 31, 2015, excludes ($3) million, $4 million, $0, $0 and $0, respectively, for the investment hedge adjustment that are included in the investment hedge adjustment line of the derivatives gains (loss) GAAP adjustments reconciliation table presented above.

INVESTMENTS INVESTMENT PORTFOLIO RESULTS BY ASSET CATEGORY AND ANNUALIZED YIELDS
	At or For the Year-to-Date Period Ended
Unaudited (In millions, except yields)	March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2014	March 31, 2015
Fixed Maturity Securities
Yield (1)	4.76%	4.83%	4.80%	4.81%	4.64%
Investment income (2), (3), (4)	$3,685	$7,481	$11,185	$14,946	$3,569
Investment gains (losses) (3)	95	149	302	548	133
Ending carrying value (2), (3)	356,352	368,428	369,432	366,783	367,640
Mortgage Loans
Yield (1)	5.08%	5.06%	5.19%	5.15%	4.80%
Investment income (3), (4)	709	1,417	2,191	2,928	730
Investment gains (losses) (3)	(11)	5	(25)	(36)	(43)
Ending carrying value (3)	55,999	56,585	57,725	59,838	62,137
Real Estate and Real Estate Joint Ventures
Yield (1)	3.45%	3.98%	3.88%	3.67%	3.10%
Investment income (3)	89	203	297	376	81
Investment gains (losses) (3)	60	59	145	217	27
Ending carrying value	9,930	10,101	10,393	10,525	10,310
Policy Loans
Yield (1)	5.33%	5.35%	5.36%	5.36%	5.24%
Investment income	157	315	473	629	152
Ending carrying value	11,762	11,785	11,756	11,618	11,606
Equity Securities
Yield (1)	3.86%	4.30%	4.18%	4.30%	4.01%
Investment income	30	67	98	133	31
Investment gains (losses)	25	50	64	65	8
Ending carrying value	3,693	3,863	3,689	3,631	3,713
Other Limited Partnership Interests
Yield (1)	17.28%	13.81%	14.14%	13.01%	10.62%
Investment income	329	535	834	1,033	215
Investment gains (losses)	(2)	(38)	(52)	(78)	16
Ending carrying value	7,819	7,964	8,214	8,085	8,074
Cash and Short-term Investments
Yield (1)	1.16%	1.11%	1.09%	1.07%	1.00%
Investment income	45	84	124	161	33
Investment gains (losses)	(1)	(1)	(1)	11	6
Ending carrying value	22,481	19,759	21,023	19,429	22,257
Other Invested Assets (1)
Investment income	220	420	653	906	327
Investment gains (losses) (3)	(3)	(6)	(24)	(120)	18
Ending carrying value	16,433	17,116	17,905	21,283	23,763
Total Investments
Investment income yield (1)	5.02%	5.02%	5.02%	5.01%	4.89%
Investment fees and expenses yield	(0.13)%	(0.13)%	(0.13)%	(0.13)%	(0.15)%
Net Investment Income Yield (1), (3), (5)	4.89%	4.89%	4.89%	4.88%	4.74%
Investment income	$5,264	$10,522	$15,855	$21,112	$5,138
Investment fees and expenses	(136)	(275)	(412)	(556)	(156)
Net investment income including Divested businesses	5,128	10,247	15,443	20,556	4,982
Less: Net investment income from Divested businesses (5)	43	67	70	72	-
Net Investment Income (3)	$5,085	$10,180	$15,373	$20,484	$4,982
Ending Carrying Value (3)	$484,469	$495,601	$500,137	$501,192	$509,500
Investment portfolio gains (losses) including Divested businesses	$163	$218	$409	$607	$165
Less: Investment portfolio gains (losses) from Divested businesses (5)	-	-	2	2	-
Investment Portfolio Gains (Losses) (3), (5)	$163	$218	$407	$605	$165
Gross investment gains	$441	$711	$1,130	$1,689	$445
Gross investment losses	(258)	(385)	(552)	(789)	(236)
Writedowns	(20)	(108)	(171)	(295)	(44)
Investment Portfolio Gains (Losses) (3), (5)	163	218	407	605	165
Investment portfolio gains (losses) income tax (expense) benefit	(32)	(87)	(191)	(260)	(52)
Investment Portfolio Gains (Losses), Net of Income Tax	$131	$131	$216	$345	$113

Derivative Gains (Losses) including Divested businesses	$152	$287	$593	$575	$611
Less: Derivative gains (losses) from Divested businesses (5)	35	80	80	80	-
Derivative gains (losses) (3), (5)	117	207	513	495	611
Derivative gains (losses) income tax (expense) benefit	(39)	(58)	(177)	(199)	(217)
Derivative Gains (Losses), Net of Income Tax	$78	$149	$336	$296	$394

(1)          Yields are calculated as investment income as a percent of average quarterly asset carrying values. Investment income excludes recognized gains and losses and reflects the GAAP adjustments described on Page 2 and as presented on Page A-1. Asset carrying values exclude unrealized gains (losses), collateral received in connection with our securities lending program, freestanding derivative assets, collateral received from derivative counterparties, the effects of consolidating under GAAP certain VIEs that are treated as CSEs and contractholder-directed unit-linked investments. A yield is not presented for other invested assets, as it is not considered a meaningful measure of performance for this asset class.

(2)          Fixed maturity securities includes $1,283 million, $1,372 million, $1,362 million, $1,358 million and $1,365 million in ending carrying value, and $37 million, $81 million, $95 million, $103 million and $37 million of investment income related to fair value option and trading securities at or for the year-to-date period ended March 31, 2014, June 30, 2014, September 30, 2014, December 31, 2014 and March 31, 2015, respectively.

(3)          The reconciliation of the remaining yield table captions to the most directly comparable measures presented in accordance with GAAP are as follows at or for the periods ended March 31, 2014, June 30, 2014, September 30, 2014, December 31, 2014 and March 31, 2015, respectively: A) Fair value option and trading securities (included within fixed maturity securities above) ending carrying value excludes contractholder-directed unit-linked investments of $16,192 million, $16,441 million, $15,866 million, $15,316 million and $15,091 million; B) Ending carrying value excludes the following effects of consolidating under GAAP certain VIEs that are treated as CSEs: Fair value option and trading securities (included within fixed maturity securities above) of $19 million, $18 million, $18 million, $15 million and $15 million and mortgage loans of $1,140 million, $638 million, $313 million, $280 million and $272 million; C) Net investment income adjustments as presented on Page A-1; D) Investment portfolio gains (losses) as presented above and the GAAP adjustments as presented below; and E) Derivative gains (losses) as presented above and GAAP adjustments as presented below:

	For the Year-to-Date Period Ended
	March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2014	March 31, 2015
Investment portfolio gains (losses) including Divested businesses - in above yield table	$163	$218	$407	$605	$165
Real estate discontinued operations	5	5	5	5	-
Operating joint venture adjustments	-	-	-	-	(1)
Net investment gains (losses) related to certain CSEs	2	3	6	5	(2)
Other gains (losses) reported in net investment gains (losses) on GAAP basis	(581)	(762)	(845)	(812)	124
Net investment gains (losses) - GAAP basis	$(411)	$(536)	$(427)	$(197)	$286

	For the Year-to-Date Period Ended
	March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2014	March 31, 2015
Derivative gains (losses) including Divested businesses - in above yield table	$152	$287	$593	$575	$611
Investment hedge adjustments (5)	175	344	513	705	200
Operating joint venture adjustments	-	(1)	(2)	1	-
Settlement of foreign currency earnings hedges	13	17	17	22	8
PAB hedge adjustments	3	7	11	14	2
Net derivative gains (losses) - GAAP basis	$343	$654	$1,132	$1,317	$821

(4)          Investment income from fixed maturity securities and mortgage loans includes prepayment fees.

(5)          Yields are calculated including net investment income of Divested businesses and related carrying values. The net investment income adjustment on Page A-1 for Divested businesses at or for the year-to-date period ended March 31, 2014, June 30, 2014, September 30, 2014, December 31, 2014 and March 31, 2015, excludes ($3) million, $1 million, $1 million, $1 million and $0, respectively, for the investment hedge adjustment that are included in the investment hedge adjustment line of the derivatives gains (loss) GAAP adjustments reconciliation table presented above.

INVESTMENTS GROSS UNREALIZED GAINS AND LOSSES AGING SCHEDULE FIXED MATURITY SECURITIES AVAILABLE-FOR-SALE (1)
	March 31, 2014		June 30, 2014		September 30, 2014		December 31, 2014		March 31, 2015
Unaudited (In millions)	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

Less than 20%	$2,376	85.8%	$1,312	83.5%	$1,502	87.1%	$1,557	78.3%	$1,683	76.2%
20% or more for less than six months	161	5.8%	24	1.5%	68	4.0%	289	14.5%	384	17.4%
20% or more for six months or greater	231	8.4%	236	15.0%	154	8.9%	143	7.2%	141	6.4%
Total Gross Unrealized Losses	$2,768	100.0%	$1,572	100.0%	$1,724	100.0%	$1,989	100.0%	$2,208	100.0%

Total Gross Unrealized Gains	$25,295		$29,341		$28,596		$32,634		$35,574

EQUITY SECURITIES AVAILABLE-FOR-SALE (1)
	March 31, 2014		June 30, 2014		September 30, 2014		December 31, 2014		March 31, 2015
Unaudited (In millions)	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

Less than 20%	$54	52.9%	$17	38.6%	$16	40.0%	$16	23.9%	$20	29.0%
20% or more for less than six months	15	14.7%	-	- %	-	- %	24	35.8%	20	29.0%
20% or more for six months or greater	33	32.4%	27	61.4%	24	60.0%	27	40.3%	29	42.0%
Total Gross Unrealized Losses	$102	100.0%	$44	100.0%	$40	100.0%	$67	100.0%	$69	100.0%

Total Gross Unrealized Gains	$554		$655		$618		$622		$649

(1)          MetLife’s review of its fixed maturity securities and equity securities for impairments includes an analysis of the total gross unrealized losses by three categories of securities: (i) securities where the estimated fair value had declined and remained below cost or amortized cost by less than 20%; (ii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for less than six months; and (iii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for six months or greater.

INVESTMENTS SUMMARY OF FIXED MATURITY SECURITIES AVAILABLE-FOR-SALE BY SECTOR AND QUALITY DISTRIBUTION
		March 31, 2014		June 30, 2014		September 30, 2014		December 31, 2014		March 31, 2015
Unaudited (In millions)		Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

U.S. corporate securities		$109,200	30.8%	$109,393	29.8%	$107,974	29.3%	$105,954	29.0%	$106,335	29.0%
Foreign corporate securities		64,177	18.1%	62,488	17.0%	61,877	16.8%	61,675	16.9%	60,494	16.5%
U.S. Treasury and agency securities		44,809	12.6%	54,347	14.8%	56,862	15.5%	61,516	16.8%	60,472	16.5%
Foreign government securities		54,707	15.4%	56,627	15.4%	56,396	15.3%	52,666	14.4%	52,361	14.3%
Residential mortgage-backed securities		37,203	10.5%	39,064	10.7%	40,619	11.1%	39,846	10.9%	43,784	12.0%
State and political subdivision securities		14,328	4.0%	14,698	4.0%	14,840	4.0%	15,187	4.2%	15,710	4.3%
Asset-backed securities		14,653	4.1%	14,788	4.0%	14,853	4.0%	14,249	3.9%	13,808	3.8%
Commercial mortgage-backed securities		15,992	4.5%	15,651	4.3%	14,649	4.0%	14,332	3.9%	13,311	3.6%
Total Fixed Maturity Securities Available-For-Sale		$355,069	100.0%	$367,056	100.0%	$368,070	100.0%	$365,425	100.0%	$366,275	100.0%

NAIC	RATING AGENCY
DESIGNATION	RATING
1	Aaa / Aa / A	$245,669	69.2%	$255,560	69.6%	$257,120	69.9%	$257,083	70.4%	$258,707	70.6%
2	Baa	84,939	23.9%	86,401	23.6%	85,685	23.3%	83,408	22.8%	82,394	22.5%
3	Ba	14,263	4.0%	14,794	4.0%	15,045	4.1%	15,145	4.1%	16,314	4.5%
4	B	9,191	2.6%	9,277	2.5%	8,589	2.3%	8,385	2.3%	7,457	2.0%
5	Caa and lower	958	0.3%	992	0.3%	1,535	0.4%	1,340	0.4%	1,325	0.4%
6	In or near default	49	- %	32	- %	96	- %	64	- %	78	- %
Total Fixed Maturity Securities Available-For-Sale (1)		$355,069	100.0%	$367,056	100.0%	$368,070	100.0%	$365,425	100.0%	$366,275	100.0%

(1)          Amounts presented are based on rating agency ratings and equivalent designations of the National Association of Insurance Commissioners (“NAIC”), except as described below. Amounts presented for certain structured securities (i.e., non-agency residential mortgage-backed securities, commercial mortgage-backed securities and asset-backed securities), held by MetLife, Inc.’s insurance subsidiaries that maintain the NAIC statutory basis of accounting are based on designations from revised NAIC methodologies. The NAIC’s present methodology is to evaluate structured securities held by insurers using the revised NAIC methodologies on an annual basis. If such insurance subsidiaries of MetLife, Inc. acquire structured securities that have not been previously evaluated by the NAIC, but are expected to be evaluated by the NAIC in the upcoming annual review, an internally developed designation is used until a final designation becomes available. These revised NAIC designations may not correspond to the rating agency ratings. The rating agency ratings are based on availability of applicable ratings from those rating agencies on the NAIC credit rating provider list.

SUMMARY OF REAL ESTATE AND REAL ESTATE JOINT VENTURES
Unaudited (In millions)		March 31, 2014		June 30, 2014		September 30, 2014		December 31, 2014		March 31, 2015

Traditional (2), (3)		$8,773		$8,996		$9,273		$9,558		$9,458
Real estate joint ventures and funds		718		691		691		647		595
Subtotal		9,491		9,687		9,964		10,205		10,053
Foreclosed		439		414		429		320		257
Total Real Estate and Real Estate Joint Ventures		$9,930		$10,101		$10,393		$10,525		$10,310
(2) Includes wholly-owned real estate and operating real estate joint ventures. (3) Includes real estate held-for-sale and held-for-investment.

INVESTMENTS SUMMARY OF MORTGAGE LOANS (1)
Unaudited (In millions)	March 31, 2014		June 30, 2014		September 30, 2014		December 31, 2014		March 31, 2015

Commercial mortgage loans	$40,398		$40,604		$40,540		$41,088		$42,164
Agricultural mortgage loans	12,284		11,961		11,929		12,378		12,333
Residential mortgage loans	3,643		4,314		5,563		6,677		7,955
Total Mortgage Loans	56,325		56,879		58,032		60,143		62,452
Valuation allowances	(326)		(294)		(307)		(305)		(315)
Total Mortgage Loans, net	$55,999		$56,585		$57,725		$59,838		$62,137
(1) Excludes the effects of consolidating under GAAP certain VIEs that are treated as CSEs. See Page 29, note 3, for the amount excluded for each period presented.

SUMMARY OF COMMERCIAL MORTGAGE LOANS BY REGION AND PROPERTY TYPE
	March 31, 2014		June 30, 2014		September 30, 2014		December 31, 2014		March 31, 2015
Unaudited (In millions)	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

Pacific	$8,836	21.9%	$9,017	22.2%	$8,815	21.7%	$8,620	21.0%	$9,197	21.8%
International	6,431	15.9%	6,763	16.7%	6,636	16.4%	7,251	17.7%	7,630	18.1%
Middle Atlantic	7,277	18.0%	7,232	17.8%	7,582	18.7%	7,689	18.7%	7,617	18.1%
South Atlantic	6,964	17.2%	6,714	16.5%	6,705	16.5%	6,384	15.5%	6,249	14.8%
West South Central	3,613	8.9%	3,734	9.2%	3,763	9.3%	3,990	9.7%	3,939	9.3%
East North Central	2,526	6.3%	2,455	6.0%	2,589	6.4%	2,430	5.9%	2,520	6.0%
Mountain	936	2.3%	935	2.3%	933	2.3%	932	2.3%	1,169	2.8%
New England	1,404	3.5%	1,406	3.5%	1,197	3.0%	1,155	2.8%	1,151	2.7%
East South Central	395	1.0%	383	0.9%	384	0.9%	424	1.0%	423	1.0%
West North Central	146	0.4%	144	0.4%	142	0.4%	140	0.3%	138	0.3%
Multi-Region and Other	1,870	4.6%	1,821	4.5%	1,794	4.4%	2,073	5.1%	2,131	5.1%
Total	$40,398	100.0%	$40,604	100.0%	$40,540	100.0%	$41,088	100.0%	$42,164	100.0%

Office	$20,641	51.1%	$20,692	51.0%	$21,160	52.2%	$21,400	52.1%	$21,094	50.0%
Retail	8,969	22.2%	9,049	22.3%	9,263	22.8%	9,389	22.9%	9,543	22.6%
Apartment	3,738	9.3%	3,948	9.7%	3,392	8.4%	3,786	9.2%	4,696	11.2%
Hotel	4,092	10.1%	4,154	10.2%	4,317	10.6%	4,196	10.2%	4,483	10.6%
Industrial	2,714	6.7%	2,444	6.0%	2,178	5.4%	2,133	5.2%	2,157	5.1%
Other	244	0.6%	317	0.8%	230	0.6%	184	0.4%	191	0.5%
Total	$40,398	100.0%	$40,604	100.0%	$40,540	100.0%	$41,088	100.0%	$42,164	100.0%

Appendix

APPENDIX METLIFE RECONCILIATION DETAIL
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2014	March 31, 2015	March 31, 2014	March 31, 2015

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$1,592	$1,621	$1,855	$1,614	$1,668	$1,592	$1,668
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses) (1)	(411)	(125)	109	230	286	(411)	286
Net derivative gains (losses)	343	311	478	185	821	343	821
Premiums - Divested businesses	2	20	18	5	-	2	-
Universal life and investment-type product policy fees
Unearned revenue adjustments	3	3	8	6	4	3	4
GMIB fees	93	93	96	96	94	93	94
Divested businesses	2	2	2	1	2	2	2
Net investment income
Investment hedge adjustments	(178)	(165)	(169)	(192)	(200)	(178)	(200)
Income from discontinued real estate operations	(1)	-	-	-	-	(1)	-
Operating joint venture adjustments	-	1	1	(3)	1	-	1
Unit-linked contract income	65	295	379	527	677	65	677
Securitization entities income	18	13	3	4	1	18	1
Divested businesses	46	20	3	2	-	46	-
Other revenues
Settlement of foreign currency earnings hedges	(13)	(4)	-	(5)	(8)	(13)	(8)
Divested businesses	-	1	-	18	-	-	-
Policyholder benefits and claims and policyholder dividends
PDO adjustments	-	-	-	6	17	-	17
Inflation and pass through adjustments	(89)	(160)	93	(104)	(3)	(89)	(3)
GMIB costs	(117)	(215)	(34)	(134)	(112)	(117)	(112)
Market value adjustments	(17)	(26)	(54)	(85)	(51)	(17)	(51)
Divested businesses	(31)	(20)	(10)	(3)	-	(31)	-
Interest credited to policyholder account balances
PAB hedge adjustments	(3)	(4)	(4)	(3)	(2)	(3)	(2)
Unit-linked contract costs	(65)	(280)	(387)	(534)	(662)	(65)	(662)
Divested businesses	-	-	-	(2)	-	-	-
Capitalization of DAC - Divested businesses	-	1	-	-	-	-	-
Amortization of DAC and VOBA
Related to NIGL and NDGL	(1)	(63)	27	(4)	(112)	(1)	(112)
Related to GMIB fees and GMIB costs	(7)	26	(81)	(1)	40	(7)	40
Related to market value adjustments	-	-	-	-	-	-	-
Divested businesses	-	-	(1)	-	-	-	-
Amortization of negative VOBA
Related to market value adjustments	12	12	11	11	10	12	10
Divested businesses	-	-	-	-	-	-	-
Interest expense on debt
Securitization entities debt expense	(18)	(13)	(3)	(4)	(1)	(18)	(1)
Divested businesses	-	-	-	-	-	-	-
Other expenses
Noncontrolling interest	13	11	(3)	12	5	13	5
Regulatory implementation costs	-	(2)	-	(1)	(1)	-	(1)
Acquisition & integration costs	(4)	(10)	(17)	(24)	(8)	(4)	(8)
Divested businesses	(12)	(11)	(24)	(42)	(1)	(12)	(1)
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	120	44	(202)	(49)	(302)	120	(302)
Income (loss) from continuing operations, net of income tax	1,342	1,376	2,094	1,527	2,163	1,342	2,163
Income (loss) from discontinued operations, net of income tax	(3)	-	-	-	-	(3)	-
Net income (loss)	1,339	1,376	2,094	1,527	2,163	1,339	2,163
Less: Net income (loss) attributable to noncontrolling interests	11	10	-	6	5	11	5
Net income (loss) attributable to MetLife, Inc.	1,328	1,366	2,094	1,521	2,158	1,328	2,158
Less: Preferred stock dividends	30	31	30	31	30	30	30
Net income (loss) available to MetLife, Inc.’s common shareholders	$1,298	$1,335	$2,064	$1,490	$2,128	$1,298	$2,128

(1)         The three months ended and year-to-date period ended March 31, 2014 include a pre-tax net investment loss of $495 million and the three months ended June 30, 2014 includes a pre-tax net investment loss of $138 million, related to the sale of MetLife, Inc.’s wholly-owned subsidiary, MetLife Assurance Limited.

APPENDIX METLIFE NOTABLE ITEMS (1) METLIFE TOTAL
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2014	March 31, 2015	March 31, 2014	March 31, 2015
Variable investment income, as compared to plan	$63	$11	$62	$-	$-	$63	$-
Catastrophe experience and prior year development, net	-	(21)	38	16	(16)	-	(16)
Actuarial assumption review and other insurance adjustments	-	56	16	5	-	-	-
Litigation reserves & settlement costs	(57)	-	-	(117)	-	(57)	-
Tax adjustments	-	-	(9)	27	-	-	-
Total notable items	$6	$46	$107	$(69)	$(16)	$6	$(16)

RETAIL
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2014	March 31, 2015	March 31, 2014	March 31, 2015
Variable investment income, as compared to plan	$26	$(9)	$25	$-	$-	$26	$-
Catastrophe experience and prior year development, net	-	(20)	23	6	(3)	-	(3)
Actuarial assumption review and other insurance adjustments	-	56	19	(9)	-	-	-
Tax adjustments	-	-	38	-	-	-	-
Total notable items	$26	$27	$105	$(3)	$(3)	$26	$(3)

RETAIL - LIFE & OTHER
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2014	March 31, 2015	March 31, 2014	March 31, 2015
Variable investment income, as compared to plan	$15	$(12)	$17	$-	$-	$15	$-
Catastrophe experience and prior year development, net	-	(20)	23	6	(3)	-	(3)
Actuarial assumption review and other insurance adjustments	-	56	37	(9)	-	-	-
Tax adjustments	-	-	5	-	-	-	-
Total notable items	$15	$24	$82	$(3)	$(3)	$15	$(3)

RETAIL - ANNUITIES
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2014	March 31, 2015	March 31, 2014	March 31, 2015
Variable investment income, as compared to plan	$11	$3	$8	$-	$-	$11	$-
Actuarial assumption review and other insurance adjustments	-	-	(18)	-	-	-	-
Tax adjustments	-	-	33	-	-	-	-
Total notable items	$11	$3	$23	$-	$-	$11	$-

GROUP, VOLUNTARY & WORKSITE BENEFITS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2014	March 31, 2015	March 31, 2014	March 31, 2015
Variable investment income, as compared to plan	$1	$(1)	$8	$-	$-	$1	$-
Catastrophe experience and prior year development, net	-	(1)	15	10	(12)	-	(12)
Actuarial assumption review and other insurance adjustments	-	-	-	(9)	-	-	-
Total notable items	$1	$(2)	$23	$1	$(12)	$1	$(12)
(1) Notable items represent a positive (negative) impact to operating earnings available to common shareholders.

APPENDIX METLIFE NOTABLE ITEMS (CONTINUED) (1) CORPORATE BENEFIT FUNDING
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2014	March 31, 2015	March 31, 2014	March 31, 2015
Variable investment income, as compared to plan	$15	$21	$33	$-	$-	$15	$-
Total notable items	$15	$21	$33	$-	$-	$15	$-

LATIN AMERICA
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2014	March 31, 2015	March 31, 2014	March 31, 2015
Catastrophe experience and prior year development, net	$-	$-	$-	$-	$(1)	$-	$(1)
Tax adjustments	-	-	(41)	13	-	-	-
Total notable items	$-	$-	$(41)	$13	$(1)	$-	$(1)

ASIA
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2014	March 31, 2015	March 31, 2014	March 31, 2015
Variable investment income, as compared to plan	$-	$-	$3	$-	$-	$-	$-
Actuarial assumption review and other insurance adjustments	-	-	(13)	23	-	-	-
Total notable items	$-	$-	$(10)	$23	$-	$-	$-

EMEA
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2014	March 31, 2015	March 31, 2014	March 31, 2015
Actuarial assumption review and other insurance adjustments	$-	$-	$10	$-	$-	$-	$-
Tax adjustments	-	-	-	14	-	-	-
Total notable items	$-	$-	$10	$14	$-	$-	$-

CORPORATE & OTHER
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2014	March 31, 2015	March 31, 2014	March 31, 2015
Variable investment income, as compared to plan	$21	$-	$(7)	$-	$-	$21	$-
Litigation reserves & settlement costs	(57)	-	-	(117)	-	(57)	-
Tax adjustments	-	-	(6)	-	-	-	-
Total notable items	$(36)	$-	$(13)	$(117)	$-	$(36)	$-

(1) Notable items represent a positive (negative) impact to operating earnings available to common shareholders.

APPENDIX METLIFE EQUITY DETAILS, BOOK VALUE DETAILS AND RETURN ON EQUITY
Unaudited (In millions)	March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2014	March 31, 2015

Total MetLife, Inc.’s stockholders’ equity	$65,758	$69,591	$70,805	$72,053	$73,770
Less: Preferred stock	2,043	2,043	2,043	2,043	2,043
MetLife, Inc.’s common stockholders’ equity	63,715	67,548	68,762	70,010	71,727
Less: Net unrealized investment gains (losses), net of income tax	11,680	14,385	14,689	16,235	17,761
Less: Defined benefit plans adjustment, net of income tax	(1,622)	(1,588)	(1,537)	(2,283)	(2,246)
Total MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTA	53,657	54,751	55,610	56,058	56,212
Less: Goodwill, net of income tax	10,363	10,351	10,127	9,759	9,592
Less: VODA and VOCRA, net of income tax	827	811	780	620	576
Total MetLife, Inc.’s common stockholders’ tangible equity (excludes AOCI other than FCTA)	$42,467	$43,589	$44,703	$45,679	$46,044

Unaudited	March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2014	March 31, 2015

Book value per common share (1)	$56.65	$59.96	$61.44	$61.85	$64.37
Less: Net unrealized investment gains (losses), net of income tax	10.39	12.77	13.12	14.34	15.94
Less: Defined benefit plans adjustment, net of income tax	(1.44)	(1.41)	(1.37)	(2.02)	(2.02)
Book value per common share, excluding AOCI other than FCTA (1)	47.70	48.60	49.69	49.53	50.45
Less: Goodwill, net of income tax	9.20	9.19	9.04	8.62	8.61
Less: VODA and VOCRA, net of income tax	0.74	0.72	0.70	0.55	0.52
Book value per common share - tangible common stockholders’ equity (excludes AOCI other than FCTA) (1)	$37.76	$38.69	$39.95	$40.36	$41.32

	For the Three Months Ended (2)					For the Year Ended
Unaudited (In millions, except ratios)	March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2014	March 31, 2015	December 31, 2014

Operating return on MetLife, Inc.’s:
Common stockholders’ equity	10.1%	9.7%	10.7%	9.1%	9.2%	10.0%
Common stockholders’ equity, excluding AOCI other than FCTA	11.7%	11.7%	13.2%	11.3%	11.7%	12.0%
Tangible common stockholders’ equity (excludes AOCI other than FCTA) (3)	15.0%	14.9%	16.7%	14.1%	14.4%	15.2%

Return on MetLife, Inc.’s:
Common stockholders’ equity	8.4%	8.1%	12.1%	8.6%	12.0%	9.4%
Common stockholders’ equity, excluding AOCI other than FCTA	9.8%	9.9%	15.0%	10.7%	15.2%	11.3%
Tangible common stockholders’ equity (excludes AOCI other than FCTA) (3)	12.5%	12.5%	18.8%	13.3%	18.7%	14.3%

Average common stockholders’ equity	$61,613	$65,632	$68,155	$69,386	$70,869	$65,909
Average common stockholders’ equity, excluding AOCI other than FCTA	$53,202	$54,204	$55,181	$55,834	$56,135	$54,565
Average tangible common stockholders’ equity (excludes AOCI other than FCTA)	$41,938	$43,028	$44,146	$45,191	$45,862	$43,569

(1)          Calculated using common shares outstanding, end of period.

(2)          Annualized using quarter-to-date results.

(3)          Operating earnings available to common shareholders and net income available to common shareholders, used to calculate returns on tangible equity, exclude the impact of amortization of VODA and VOCRA, net of income tax, for the three months ended March 31, 2014, June 30, 2014, September 30, 2014, December 31, 2014 and March 31, 2015 of $13 million, $14 million, $13 million, $13 million and $12 million, respectively, and for the year ended December 31, 2014 of $53 million.

APPENDIX METLIFE RETURN ON ALLOCATED EQUITY (1), (2) OPERATING RETURN ON ALLOCATED EQUITY (3), (4):
	For the Three Months Ended
Unaudited	March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2014	March 31, 2015
AMERICAS
RETAIL
Life & Other	11.6%	12.1%	16.6%	15.1%	9.0%
Annuities	12.9%	13.9%	14.2%	13.0%	14.4%
GROUP, VOLUNTARY & WORKSITE BENEFITS	13.2%	14.5%	16.7%	16.5%	14.2%
CORPORATE BENEFIT FUNDING	18.5%	19.8%	21.5%	19.6%	19.1%
LATIN AMERICA	17.4%	15.0%	13.5%	16.8%	15.1%
AMERICAS	14.2%	14.8%	16.5%	15.7%	14.1%
ASIA	11.4%	11.1%	10.6%	11.6%	11.4%
EMEA	8.2%	8.3%	9.0%	7.4%	8.4%

OPERATING RETURN ON ALLOCATED TANGIBLE EQUITY (5), (6):
	For the Three Months Ended
Unaudited	March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2014	March 31, 2015
AMERICAS	16.1%	16.9%	18.8%	17.9%	15.9%
ASIA	19.7%	19.2%	18.3%	20.1%	19.6%
EMEA	15.7%	16.1%	17.2%	14.2%	15.4%

RETURN ON ALLOCATED EQUITY (3), (7):
	For the Three Months Ended
Unaudited	March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2014	March 31, 2015
AMERICAS
RETAIL
Life & Other	11.0%	10.4%	19.5%	15.7%	12.6%
Annuities	11.7%	14.4%	16.2%	8.4%	15.8%
GROUP, VOLUNTARY & WORKSITE BENEFITS	16.2%	16.3%	19.3%	23.7%	20.9%
CORPORATE BENEFIT FUNDING	2.6%	16.1%	27.7%	25.4%	27.4%
LATIN AMERICA	12.1%	2.0%	12.9%	9.5%	13.2%
AMERICAS	10.5%	12.8%	19.4%	15.9%	18.0%
ASIA	14.5%	11.4%	11.4%	3.1%	12.1%
EMEA	9.9%	13.2%	8.7%	6.0%	7.8%

RETURN ON ALLOCATED TANGIBLE EQUITY (6), (8):
	For the Three Months Ended
Unaudited	March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2014	March 31, 2015
AMERICAS	12.0%	14.6%	22.1%	18.1%	20.2%
ASIA	25.0%	19.7%	19.7%	5.4%	20.8%
EMEA	18.9%	25.2%	16.7%	11.7%	14.4%

(1)          Annualized using quarter-to-date results.

(2)          Allocated equity is defined as the portion of MetLife, Inc.’s common stockholders’ equity that management allocates to each of its segments and sub-segments based on local capital requirements and economic capital. Economic capital is an internally developed risk capital model, the purpose of which is to measure the risk in the business and to provide a basis upon which capital is deployed. MetLife management periodically reviews this model to ensure that it remains consistent with emerging industry practice standards and the local capital requirements; allocated equity may be adjusted if warranted by such review. Allocated equity and allocated tangible equity are presented below:

		ALLOCATED EQUITY		ALLOCATED TANGIBLE EQUITY
Unaudited (In millions)		2014	2015	2014	2015
AMERICAS
RETAIL
Life & Other		$8,802	$9,006
Annuities		11,815	12,469
GROUP, VOLUNTARY & WORKSITE BENEFITS		5,758	6,420
CORPORATE BENEFIT FUNDING		7,350	7,729
LATIN AMERICA		3,625	3,480
AMERICAS		$37,350	$39,104	$33,009	$34,900
ASIA		$11,695	$11,509	$6,787	$6,708
EMEA		$3,481	$3,332	$1,888	$1,865

(3)          Allocated equity excludes the impact of AOCI, other than FCTA.

(4)          Operating return on allocated equity is defined as operating earnings available to common shareholders divided by allocated equity.

(5)          Operating return on allocated tangible equity is defined as operating earnings available to common shareholders, excluding amortization of VODA and VOCRA, net of income tax, divided by allocated tangible equity.

(6)          Operating earnings available to common shareholders used to calculate the operating return on allocated tangible equity and net income (loss) available to MetLife, Inc.’s common shareholders used to calculate the return on allocated tangible equity, exclude the impact of amortization on VODA and VOCRA, net of income tax, as presented below:

	For the Three Months Ended
Unaudited (In millions)	March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2014	March 31, 2015
AMERICAS	$8	$8	$9	$9	$9
ASIA	$1	$1	$1	$1	$1
EMEA	$3	$4	$3	$3	$2

(7)          Return on allocated equity is defined as net income (loss) available to MetLife, Inc.’s common shareholders divided by allocated equity.

(8)          Return on allocated tangible equity is defined as net income (loss) available to MetLife, Inc.’s common shareholders, excluding amortization of VODA and VOCRA, net of income tax, divided by allocated tangible equity.

APPENDIX

METLIFE

OPERATING PREMIUMS, FEES AND OTHER REVENUES AND OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS - CONSTANT CURRENCY BASIS

OPERATING PREMIUMS, FEES AND OTHER REVENUES ON A CONSTANT CURRENCY BASIS

	For the Three Months Ended
Unaudited (In millions)	March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2014	March 31, 2015

RETAIL (1)	$3,216	$3,333	$3,455	$3,409	$3,236
GROUP, VOLUNTARY & WORKSITE BENEFITS (1)	4,286	4,323	4,293	4,213	4,418
CORPORATE BENEFIT FUNDING (1)	426	816	582	1,456	543
LATAM (2)	891	981	1,023	975	1,003
ASIA (2)	2,063	2,060	2,169	2,141	2,177
EMEA (2)	610	600	628	622	620
CORPORATE & OTHER (1)	74	61	65	75	53
METLIFE TOTAL	$11,566	$12,174	$12,215	$12,891	$12,050

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS ON A CONSTANT CURRENCY BASIS
	For the Three Months Ended
Unaudited (In millions)	March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2014	March 31, 2015

RETAIL (1)	$636	$677	$785	$718	$653
GROUP, VOLUNTARY & WORKSITE BENEFITS (1)	190	209	241	238	228
CORPORATE BENEFIT FUNDING (1)	340	363	395	360	369
LATAM (2)	135	114	101	141	131
ASIA (2)	303	296	278	327	327
EMEA (2)	52	48	60	57	70
CORPORATE & OTHER (1)	(166)	(191)	(106)	(289)	(140)
METLIFE TOTAL	$1,490	$1,516	$1,754	$1,552	$1,638

(1)          Amounts on a reported basis, as constant currency impact is not significant.

(2)          Calculated using the average foreign currency exchange rates for the current period and are applied to the prior periods presented. As a result, amounts will be updated each period to reflect the average foreign currency exchange rates for the current period.

APPENDIX PROPERTY & CASUALTY SUPPLEMENTAL INFORMATION STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS - TOTAL PROPERTY & CASUALTY (1)
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2014	March 31, 2015	March 31, 2014	March 31, 2015

OPERATING REVENUES
Premiums	$825	$838	$855	$861	$845	$825	$845
Universal life and investment-type product policy fees	-	-	-	-	-	-	-
Net investment income	41	40	44	44	41	41	41
Other revenues	5	4	4	6	5	5	5
Total operating revenues	871	882	903	911	891	871	891

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	574	641	527	541	584	574	584
Interest credited to policyholder account balances	-	-	-	-	-	-	-
Capitalization of DAC	(96)	(105)	(108)	(101)	(96)	(96)	(96)
Amortization of DAC and VOBA	100	97	102	105	101	100	101
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	223	234	230	230	220	223	220
Total operating expenses	801	867	751	775	809	801	809

Operating earnings before provision for income tax	70	15	152	136	82	70	82
Provision for income tax expense (benefit)	12	(8)	39	35	17	12	17
Operating earnings	58	23	113	101	65	58	65
Preferred stock dividends	-	-	-	-	-	-	-
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$58	$23	$113	$101	$65	$58	$65

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$58	$23	$113	$101	$65	$58	$65
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	4	(1)	2	2	-	4	-
Net derivative gains (losses)	(2)	(1)	1	(5)	(5)	(2)	(5)
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	-	-	-	-	-	-	-
Net investment income	-	-	-	-	-	-	-
Other revenues	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	-	-	-	-	-	-	-
Interest credited to policyholder account balances	-	-	-	-	-	-	-
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	-	-	-	-	-	-	-
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	-	-	-	-	-	-	-
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	(1)	1	(1)	1	2	(1)	2
Income (loss) from continuing operations, net of income tax	59	22	115	99	62	59	62
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-	-	-
Net income (loss)	59	22	115	99	62	59	62
Less: Net income (loss) attributable to noncontrolling interests	-	-	-	-	-	-	-
Net income (loss) attributable to MetLife, Inc.	59	22	115	99	62	59	62
Less: Preferred stock dividends	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$59	$22	$115	$99	$62	$59	$62

Total Operating Premiums, Fees and Other Revenues	$830	$842	$859	$867	$850	$830	$850

(1)          Represents the operating earnings of total property & casualty, which is a combination of retail property & casualty and group property & casualty. This does not represent a reported segment as defined by MetLife.

APPENDIX PROPERTY & CASUALTY SUPPLEMENTAL INFORMATION STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS - RETAIL PROPERTY & CASUALTY (1)
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2014	March 31, 2015	March 31, 2014	March 31, 2015

OPERATING REVENUES
Premiums	$444	$448	$454	$454	$442	$444	$442
Universal life and investment-type product policy fees	-	-	-	-	-	-	-
Net investment income	23	22	23	24	22	23	22
Other revenues	3	4	3	4	3	3	3
Total operating revenues	470	474	480	482	467	470	467

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	300	364	263	269	280	300	280
Interest credited to policyholder account balances	-	-	-	-	-	-	-
Capitalization of DAC	(64)	(71)	(73)	(67)	(62)	(64)	(62)
Amortization of DAC and VOBA	68	67	69	70	67	68	67
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	116	125	122	120	111	116	111
Total operating expenses	420	485	381	392	396	420	396

Operating earnings before provision for income tax	50	(11)	99	90	71	50	71
Provision for income tax expense (benefit)	11	(13)	28	25	18	11	18
Operating earnings	39	2	71	65	53	39	53
Preferred stock dividends	-	-	-	-	-	-	-
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$39	$2	$71	$65	$53	$39	$53

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$39	$2	$71	$65	$53	$39	$53
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	2	-	1	1	-	2	-
Net derivative gains (losses)	(1)	(1)	1	(3)	(3)	(1)	(3)
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	-	-	-	-	-	-	-
Net investment income	-	-	-	-	-	-	-
Other revenues	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	-	-	-	-	-	-	-
Interest credited to policyholder account balances	-	-	-	-	-	-	-
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	-	-	-	-	-	-	-
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	-	-	-	-	-	-	-
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	-	-	(1)	1	1	-	1
Income (loss) from continuing operations, net of income tax	40	1	72	64	51	40	51
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-	-	-
Net income (loss)	40	1	72	64	51	40	51
Less: Net income (loss) attributable to noncontrolling interests	-	-	-	-	-	-	-
Net income (loss) attributable to MetLife, Inc.	40	1	72	64	51	40	51
Less: Preferred stock dividends	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$40	$1	$72	$64	$51	$40	$51

Total Operating Premiums, Fees and Other Revenues	$447	$452	$457	$458	$445	$447	$445
(1) Represents the operating earnings of retail property & casualty, as reported in the Retail segment.

APPENDIX PROPERTY & CASUALTY SUPPLEMENTAL INFORMATION STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS - GROUP PROPERTY & CASUALTY (1)
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2014	March 31, 2015	March 31, 2014	March 31, 2015

OPERATING REVENUES
Premiums	$381	$390	$401	$407	$403	$381	$403
Universal life and investment-type product policy fees	-	-	-	-	-	-	-
Net investment income	18	18	21	20	19	18	19
Other revenues	2	-	1	2	2	2	2
Total operating revenues	401	408	423	429	424	401	424

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	274	277	264	272	304	274	304
Interest credited to policyholder account balances	-	-	-	-	-	-	-
Capitalization of DAC	(32)	(34)	(35)	(34)	(34)	(32)	(34)
Amortization of DAC and VOBA	32	30	33	35	34	32	34
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	107	109	108	110	109	107	109
Total operating expenses	381	382	370	383	413	381	413

Operating earnings before provision for income tax	20	26	53	46	11	20	11
Provision for income tax expense (benefit)	1	5	11	10	(1)	1	(1)
Operating earnings	19	21	42	36	12	19	12
Preferred stock dividends	-	-	-	-	-	-	-
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$19	$21	$42	$36	$12	$19	$12

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$19	$21	$42	$36	$12	$19	$12
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	2	(1)	1	1	-	2	-
Net derivative gains (losses)	(1)	-	-	(2)	(2)	(1)	(2)
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	-	-	-	-	-	-	-
Net investment income	-	-	-	-	-	-	-
Other revenues	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	-	-	-	-	-	-	-
Interest credited to policyholder account balances	-	-	-	-	-	-	-
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	-	-	-	-	-	-	-
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	-	-	-	-	-	-	-
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	(1)	1	-	-	1	(1)	1
Income (loss) from continuing operations, net of income tax	19	21	43	35	11	19	11
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-	-	-
Net income (loss)	19	21	43	35	11	19	11
Less: Net income (loss) attributable to noncontrolling interests	-	-	-	-	-	-	-
Net income (loss) attributable to MetLife, Inc.	19	21	43	35	11	19	11
Less: Preferred stock dividends	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$19	$21	$43	$35	$11	$19	$11

Total Operating Premiums, Fees and Other Revenues	$383	$390	$402	$409	$405	$383	$405
(1) Represents the operating earnings of group property & casualty, as reported in the Group, Voluntary & Worksite Benefits and Latin America segments.